FIELDSTONE MORTGAGE INVESTMENT CORPORATION,

AS PURCHASER,

AND

FIELDSTONE INVESTMENT CORPORATION,

AS SELLER

______________________________________________

MORTGAGE LOAN PURCHASE AGREEMENT

DATED AS OF APRIL 1, 2007
______________________________________________

ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

TABLE OF CONTENTS
		Page
ARTICLE I
DEFINITIONS

Section 1.01.	Definitions	1
ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.	Sale of Mortgage Loans	1
Section 2.02.	Obligations of Seller Upon Sale	2
Section 2.03.	Payment of Purchase Price for the Mortgage Loans	2

ARTICLE III
REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.	Representations and Warranties of the Seller	3
Section 3.02.	Seller Representations and Warranties Relating to the Mortgage Loans	4
Section 3.03.	Remedies for Breach	19

ARTICLE IV
COVENANTS OF THE SELLER

Section 4.01.	Covenants of the Seller	20

ARTICLE V
SERVICING

Section 5.01.	Servicing	20

ARTICLE VI
INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

Section 6.01.	Indemnification	20
ARTICLE VII
TERMINATION

Section 7.01.	Termination	21

ARTICLE VIII
MISCELLANEOUS PROVISIONS

Section 8.01.	Amendment	21
Section 8.02.	Governing Law	21
Section 8.03.	Notices	21

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     MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of April 1, 2007, between FIELDSTONE INVESTMENT CORPORATION (the “Seller”) and FIELDSTONE MORTGAGE INVESTMENT CORPORATION (the “Purchaser” or the “Depositor”).

W I T N E S S E T H

     WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the “Mortgage Loans”);

     WHEREAS, the Seller as of the date hereof owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

     WHEREAS, the parties hereto desire that the Seller sell the related Mortgage Loans to the Purchaser pursuant to the terms of this Agreement;

     WHEREAS, the Purchaser will assign to Fieldstone Mortgage Investment Trust, Series 2007-1 (the “Trust” or the “Issuing Entity”) all of its rights against the Seller pursuant to this Agreement as described herein pursuant to the terms of a Transfer and Servicing Agreement dated as of April 1, 2007 (the “Transfer and Servicing Agreement”), among the Purchaser, the Trust, Wells Fargo Bank, N.A., as trust administrator and as indenture trustee, Litton Loan Servicing LP, as servicer, and the Seller;

     WHEREAS, the Trust will pledge to the Indenture Trustee all of its rights against the Seller pursuant to this Agreement and the Transfer and Servicing Agreement as described herein and therein, respectively, pursuant to the terms of an Indenture dated as of April 1, 2007 (the “Indenture”) among the Trust, the Trust Administrator and the Indenture Trustee;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

     Section 1.01. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Transfer and Servicing Agreement.

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-off Date Balance, all payments in respect of the Mortgage Loans received after the Cut-off Date (exclusive of payments in respect of principal and interest on the delinquent Mortgage Loans due prior to the Cut-off Date and received thereafter); (ii) property which secured an Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with an Mortgage Loan; and (v) all proceeds of the foregoing.

     Section 2.02. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for accounting and federal income tax purposes, that the Mortgage Loans have been sold to the Owner Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-off Date, (i) its account number and (ii) the Cut-off Date Balance. The file prepared by or on behalf of the Seller shall also be marked as Schedule I to this Agreement is hereby incorporated into and made a part of this Agreement.

     In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser, the Depositor and the Issuing Entity deliver to, and deposit with the Custodian, as custodian on behalf of the Indenture Trustee, as assignee of the Purchaser, on or before the Closing Date (except as noted below) the documents or instruments with respect to each Mortgage Loan (collectively, the “Mortgage File” or, other than the Mortgage Note, the “Related Documents”) listed in Section 2.01(b) of the Transfer and Servicing Agreement.

     The parties hereto intend that the transaction set forth herein be a sale for all purposes other than accounting and federal income tax purposes by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $373,173,174 (the “Purchase Price”). The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Counsel to the Issuing Entity, fees of the rating agencies requested to rate the Notes, accountant’s fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee and other out-of-pocket costs, if any.

ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

Section 3.01. Representations and Warranties of the Seller.

The Seller represents and warrants to the Purchaser as of the Closing Date that:

     (i) the Seller is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

     (ii) the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, including the power, authority and capacity to hold and sell each Mortgage Loan, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

     (iii) the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

     (iv) it is not in violation of, and the execution, delivery and performance of this Agreement by the Seller will not violate, any provision of any existing law or regulation or any order or decree of any court or any order or decree of any federal, state or municipal governmental agency applicable to the Seller or any provision of the articles of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

     (v) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

     (vi) the Seller has been organized in conformity with the requirements for qualification as a REIT and currently qualifies as a REIT; the Seller has filed an election to be treated as a REIT for federal income tax purposes; and the Seller has operated in a manner and will continue to operate in a manner that will enable it to continue to maintain its current qualification as a REIT;

     (vii) the Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

     (viii) immediately prior to the delivery of each Mortgage Loan, the related Mortgage was held of record solely for the account of the Seller and the Seller was the owner of the related Mortgage Note, in the event that it retains record title, it shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing or supervising the servicing of each such Mortgage Loan;

     (ix) the consummation of the transactions contemplated by this Agreement are in the Seller’s ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

     (x) the written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

     It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

     Section 3.02. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser as of the Closing Date that:

     (i) the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loans is true and correct in all material respects as of the related Cut-off Date;

     (ii) as of the Closing Date, the Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

     (iii) the Seller has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee;

     (iv) each Mortgaged Property is improved by a one- to four-family residential dwelling. No Mortgaged Property is a mobile home. No Mortgaged Property securing any Mortgage Loans is a manufactured home;

     (v) each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced. Each Mortgage Loan has an original term to maturity from the date on which the first Scheduled Payment is due of not more than 50 years. With the exception of the Balloon Loans identified on Schedule II hereto, each mortgage note calls for a scheduled payment of principal and interest that, once it enters its amortization period, is sufficient to fully amortize the original Principal Balance of the Mortgage Loan in equal monthly installments by its maturity date;

     (vi) each Mortgage Note in respect of a Mortgage Loan provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date, except (i) for no more than approximately 40.28% of the Mortgage Loans (by Cut-off Date Balance) which provide for payments of interest only during the first five years of the Mortgage Loan before adjusting to a fully amortizing Mortgage Loan over the remaining term; and (ii) for no more than approximately 10.20% of the Mortgage Loans (by Cut-off Date Balance) which provide for payment of specified amounts until the final scheduled payment in respect of the Mortgage Loans of the unamortized principal balance on the final scheduled payment date in a balloon payment;

     (vii) each lien that attached to a Mortgage Loan immediately prior to the transfer and assignment contemplated in this Agreement has been released and immediately prior to the transfer and assignment contemplated in this Agreement, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens; the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment therein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser;

     (viii) the Mortgage Notes constitute “instruments” within the meaning of the New York UCC;

     (ix) the Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser under this Agreement. The Seller is not aware of any judgment or tax lien filings against it;

     (x) except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of

FNMA or FHLMC. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration. Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance; provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

     (xi) each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and (a) the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission and (b) no Mortgagor has been released, in whole or in part, from its obligations under the related Mortgage Note;

     (xii) except with respect to the subordinate lien Mortgage Loans, each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property. The lien of the first lien Mortgage Loans is subject only to: (a) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (c) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Indenture Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Purchaser has full right to sell and assign the same to the Indenture Trustee. With respect to the subordinate lien Mortgage Loans, each Mortgage evidences a valid, subsisting, enforceable and perfected second lien on the related Mortgaged Property. The lien of the subordinate lien Mortgage is subject only to: (a) the existing senior mortgage or deed of trust on the related Mortgage Property, (b) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (d) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage. Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Indenture Trustee in connection with, a subordinate lien Mortgage Loan establishes a valid, subsisting and enforceable second lien on the property described therein and the Purchaser has full right to sell and assign the same to the Indenture Trustee;

     (xiii) except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a “Lien”); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee);

     (xiv) no Mortgage Loan was more than one calendar month delinquent as of the Cut-off Date; the Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (xv) each Mortgaged Property is free of material damage and is in good repair;

     (xvi) no Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

     (xvii) none of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 C.F.R. § 433.1;

     (xviii) no Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

     (xix) the Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

     (xx) there is no mechanics’ lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 3.02(xxii) below;

     (xxi) each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, disclosure laws and predatory and abusive lending laws;

     (xxii) with respect to each Mortgage Loan, either (a) a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 3.02(xii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date or (b) an attorney’s opinion of title was prepared in connection with the origination of such Mortgage Loan;

     (xxiii) the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”;

     (xxiv) a flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”, if and to the extent required by such Section of the Transfer and Servicing Agreement;

     (xxv) each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

     (xxvi) no more than approximately 0.65% of the Mortgage Loans (by the Cut-off Date Balance) are secured by Mortgaged Properties located within any single zip code area;

     (xxvii) the terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument included in the related Mortgage File which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Noteholders and which has been or will be delivered to the Indenture Trustee. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.02 hereof, are in the process of being recorded;

     (xxviii) except as provided in subclause (xiv), there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (xxix) there is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (xxx) all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

     (xxxi) no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

     (xxxii) the proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

     (xxxiii)each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

     (xxxiv)no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994;

     (xxxv) there is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan, in addition to those made by the Mortgagor;

     (xxxvi)with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the indenture trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

     (xxxvii) no Mortgage Loan contains (i) provisions pursuant to which Scheduled Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (B) paid by any source other than the Mortgagor or (ii) contains any other similar provisions which may constitute a “buydown” provision. No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

     (xxxviii) each Mortgage Loan bears interest at its Mortgage Rate. Each Mortgage Note is payable in Scheduled Payments on the first day of each month or such other day of each month as may be specified in the Mortgage Loan Schedule. Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for negative amortization;

     (xxxix)all parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b)(1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or (4) not doing business in such state so as to require qualification or licensing;

     (xl) the Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

     (xli) any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate (which may be subject to adjustment) and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

     (xlii) the Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial or non-judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. To the best of Seller’s knowledge, there is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and neither the Seller nor the Servicer has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

     (xliii) except as provided in subclause (xiv), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

     (xliv) all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

     (xlv) all amounts received after the Cut-off Date with respect to the Mortgage Loans to which the Seller is entitled will be deposited into the Collection Account as of the Closing Date;

     (xlvi) all of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; no less than approximately 60.51% and approximately 36.30% of the Mortgage Loans in Loan Group 1 and Loan

Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s full documentation origination programs; no more than approximately 0.26% and approximately 0.91% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s reduced documentation origination programs; no more than approximately 0.69% and approximately 1.27% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller’s 24 Month Bank Statements programs; no more than approximately 2.83% and approximately 6.68% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller’s 12 Month Bank Statements programs; and no more than approximately 35.70% and approximately 54.85% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller’s stated income verification program;

     (xlvii) each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially the form approved by FNMA or FHLMC or one of the forms attached as an exhibit to the Transfer and Servicing Agreement;

     (xlviii) the Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

     (xlix) all appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

     (l) each hazard insurance policy required to be maintained under the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies” with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

     (li) each Mortgage Loan was (i) originated by the Seller or an affiliate of the Seller, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Seller directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Seller’s underwriting guidelines, (b) the Seller approved the Mortgage Loan prior to funding and (c) the Seller provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

     (lii) the Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

     (liii) in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor;

     (liv) each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development. With respect to each Cut-off Date Loan Group Principal Balance (a) no more than approximately 6.97% and approximately 7.46% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by real property improved by two- to four-family or multifamily dwellings;

     (lv) no Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%;

     (lvi) no more than approximately 2.80% and approximately 1.29% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by Mortgaged Properties that are investment properties;

     (lvii) the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.1(viii);

     (lviii) each Mortgage Loan was originated on or after September 1, 2003;

     (lix) the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the Seller’s creditors;

     (lx) to the best of the Seller’s knowledge, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

     (lxi) less than approximately 0.27% of the Mortgaged Properties are secured by a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

     (lxii) there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

     (lxiii) each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans. Upon delivery of an Assignment of Mortgage to the Indenture Trustee, such assignment is in recordable form for the applicable jurisdiction where the related Mortgaged Property is located;

     (lxiv) no Mortgage Loan is a construction loan;

     (lxv) the Seller is in possession of a complete Mortgage File, except those documents delivered as directed by the Purchaser, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

     (lxvi) no Mortgaged Property was, as of the Closing Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

     (lxvii) to the best of the Seller’s knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities;

     (lxviii) the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation. The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

     (lxix) none of the Mortgage Loans is subject to a bankruptcy plan;

     (lxx) the collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the nonconforming mortgage servicing business. The Mortgage Loans have been serviced in accordance with the terms of the Mortgage Notes and applicable law. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control with, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

     (lxxi) the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

     (lxxii) no Mortgage Loans which are secured in property located within the State of Georgia are “high-cost loans” as defined by the Georgia Fair Lending Act of 2002 or any other applicable predatory and abusive lending legislation;

     (lxxiii) none of the Mortgage Notes that evidence or constitute the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee;

     (lxxiv) no Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law; and no Mortgage Loan originated on or after November 27, 2003, is a “high cost” loan subject to the New Jersey Home Ownership Security Act of 2003;

     (lxxv) no Mortgage Loan originated on or after January 1, 2004 is a “high-cost” loan subject to the New Mexico Home Loan Protection Act;

     (lxxvi) the information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

     (lxxvii) the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

     (lxxviii) to the best of the Seller’s knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

     (lxxix) except for the Mortgage Loans identified on Schedule II hereof, no Mortgage Loan has a balloon payment feature;

     (lxxx) to the best of the Seller’s knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

     (lxxxi) no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the related Mortgage Loan;

     (lxxxii) the Seller has no specific information that provides Seller any reason to believe that any borrower will default under a Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any such Mortgage Loan, within the six months immediately following the Closing Date;

     (lxxxiii) no Mortgage Loan secured by a borrower’s principal residence imposes a Prepayment Premium for a term in excess of three years;

     (lxxxiv) all Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws;

     (lxxxv)no Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS Glossary, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

     (lxxxvi) no Mortgage Loan is either (a) a “high-cost home” loan as defined in the New Jersey Home Ownership Act effective November 27, 2003 (“NJHOA”) or (b) a “high cost” loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2003 (“NMHLPA”), and that based on its review of the NJHOA and the NMHLPA, the Mortgage Loans will qualify under the safe harbor provisions of the NJHOA and the NMHLPA;

     (lxxxvii) no Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.);

     (lxxxviii) no Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law; and

(lxxxix) with respect to the Mortgage Loans in Loan Group 1:

     (A) No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia and no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

     (B) The servicer for each Mortgage Loan has fully furnished in the past (and the Seller shall cause any applicable servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

     (C) The Cut-off Date Balance of each such Mortgage Loan does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Seller/Servicer Guide with respect to first lien, one-to-four family residential mortgage loans;

     (D) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

     (E) With respect to any Mortgage Loan that contains a provision permitting imposition of a penalty upon a prepayment prior to maturity: (a) if such Mortgage Loan is secured by a borrower’s principal residence (i) the Mortgage Loan provides some benefit to the borrower (e.g. a rate or fee reduction) in exchange for accepting such prepayment penalty and (ii) the Seller had a written policy of offering the borrower, or requiring third-party brokers to offer the borrower, the option of obtaining a Mortgage Loan that did not require payment of such a penalty; and (b) whether or not such Mortgage Loan is secured by a borrower’s principal residence (i) the prepayment penalty was adequately disclosed to the borrower pursuant to applicable state and federal law, (ii) no subprime loan originated on or after October 1, 2002 will provide for prepayment penalties for a term in excess of three years and any loans originated prior to such date, and any non-subprime loans, will not provide for prepayment penalties for a term in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period, and (iii) such prepayment penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty;

     (F) With respect to each Mortgage Loan, the borrower was not encouraged or required to select a Mortgage Loan product offered by the Seller which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the Mortgage Loan’s requirements and the borrower’s credit history, income, assets and liabilities. For a borrower who seeks financing through a Seller’s higher-priced subprime lending channel, the borrower should be directed towards or offered the Seller’s standard mortgage line if the borrower is able to qualify for one of the standard products;

     (G) The methodology used in underwriting the extension of credit for each Mortgage Loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Seller made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan;

     (H) No borrower under a Mortgage Loan secured by the borrower’s principal residence was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

     (I) With respect to any subordinate lien Mortgage Loan, such Mortgage Loan is secured by a one- to four-family residence that is the principal residence of the borrower. No subordinate lien Mortgage Loan has an original principal balance that exceeds one-half of the one-unit limitation for first lien mortgage loans, or $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units. The original principal balance of the first lien mortgage loan plus the original principal balance of any subordinate lien Mortgage Loans relating to the same Mortgaged Property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type (as set forth in clause C above);

     (J) all Mortgage Loans are secured by single-family (1-4 unit) residential housing and none of the Mortgage Loans are secured by multifamily, commercial, industrial, agricultural or undeveloped property, or on any property located anywhere except the continental United States, Alaska, Hawaii, Puerto Rico, the Virgin Islands or Guam;

     (K) no Mortgage Loan is secured by a “condotel” unit or is connected with a condominium project that includes condotel units; and

     (L) The Seller:

     1. represents that it currently operates or actively participates in an on-going and active program or business (A) to originate mortgages,

and/or (B) to make periodic purchases of mortgage loans from originators or other sellers, and/or (C) to issue and/or purchase securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase or originate mortgages made to borrowers who are:

          (A) low-income families (families with incomes of 80% or less of area median income) living in low-income areas (a census tract or block numbering area in which the median income does not exceed 80 percent of the area median income) and/or

          (B) very low-income families (families with incomes of 60% or less of area median income); and

     2. agrees that Freddie Mac for a period of two (2) years following the date of this agreement may contact the Seller to confirm that it continues to operate or actively participate in the mortgage program or business and to obtain other nonproprietary information about the Seller’s activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Seller will make reasonable efforts to provide such information to Freddie Mac.

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee or its designee on behalf of the Purchaser.

     Section 3.03. Remedies for Breach. With respect to a breach of any representation or warranty set forth in Section 3.01 or Section 3.02 hereof that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in Section 3.03 of the Transfer and Servicing Agreement with respect thereto. Any breach of the representation and warranty set forth in clauses (xxi), (xxxiv), (lxxii), (lxxiv), (lxxv), (lxxxiv), (lxxxv), (lxxxvi) and (lxxxvii) of Section 3.02 hereto shall be deemed to materially and adversely affect the interest of the Purchaser or the Purchaser’s assignee, transferee or designee in that Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty. With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Servicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy. Upon discovery by the Purchaser, the Seller, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 3.01 or 3.02 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others. Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 3.01, 3.02 and 3.03 of the Transfer and Servicing Agreement.

ARTICLE IV
COVENANTS OF THE SELLER

     Section 4.01. Covenants of the Seller.

     The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee at the Indenture Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan, immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans against all claims of third parties claiming through or under the Seller.

ARTICLE V
SERVICING

     Section 5.01. Servicing. The Seller has arranged for Litton Loan Servicing LP to service and administer the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement.

ARTICLE VI
INDEMNIFICATION BY THE SELLER
WITH RESPECT TO THE MORTGAGE LOANS

     Section 6.01. Indemnification.

     The Seller agrees to indemnify and to hold each of the Purchaser, the Indenture Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer. The Seller shall immediately notify the Purchaser, the Indenture Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII
TERMINATION

     Section 7.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in that Article of the Transfer and Servicing Agreement entitled “Termination.”

ARTICLE VIII
MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

     Section 8.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)	if to the Seller:

Fieldstone Investment Corporation
11000 Broken Land Parkway
Columbia, Maryland 21044
Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

(ii)	if to the Purchaser:

Fieldstone Mortgage Investment Corporation
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044
Attention: President

with a copy to:

Fieldstone Mortgage Investment Corporation
Legal Department
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044
Attention: Legal Department

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

     Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 8.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 8.06. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Notes representing interests in the Mortgage Loans.

     Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated by the applicable Rating Agencies.

     Without limiting the foregoing, the Seller agrees to deliver to the Purchaser the following documents and opinions in connection with the issuance of the Notes on or before the Closing Date:

     1. one or more opinions of counsel addressed to the Purchaser, the Depositor and to any Person reasonably designated by the Purchaser, in a form reasonably acceptable to the Purchaser, from counsel to the Seller as to due incorporation and good standing, due authorization, execution and delivery by the Seller of this Agreement and related agreements for which the Seller is a signatory; the enforceability of such documents by the Seller; and other corporate matters;

     2. an opinion of counsel to the Seller, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Mortgage Loans from the Seller to the Purchaser; and

     3. letters from the Seller’s certified public accountants, letters, dated the date of the prospectus supplement or any other offering document relating to the Notes and satisfactory in form and substance to the Purchaser, the Depositor and to any Person designated by the Purchaser, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the prospectus supplement or any other offering document relating to the Notes agrees with the general accounting records of the Seller.

     In addition, the Seller shall execute the Transfer and Servicing Agreement in its capacity as seller and will make the representations and warranties set forth in Article III herein to the Issuing Entity, the Trust Administrator and the Indenture Trustee in the Transfer and Servicing Agreement as of the date of the issuance of the Notes.

     The Seller shall also cooperate with the Purchaser and its designees with respect to any transfer of Subsequent Mortgage Loans to the Purchaser as provided for in the Transfer and Servicing Agreement. In connection with any such transfer of Subsequent Mortgage Loans, the Seller shall deliver to Purchaser and its designees (i) an executed Subsequent Transfer Agreement and (ii) an opinion of counsel to the Seller, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Subsequent Mortgage Loans from the Seller to the Depositor.

     Section 8.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and that the Seller is selling, the Mortgage Loans rather than pledging the related Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction, other than for federal income tax and accounting purposes, as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though the Seller retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller as a borrower under the Notes.

     Section 8.08. Successors and Assigns: Assignment of Purchase Agreement. The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Indenture Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of securities, the payment of principal and interest on which will be secured by the Mortgage Loans and other assets of the Trust. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Indenture Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trust or the Indenture Trustee. Such enforcement of a right or remedy by the Trust or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 8.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement. The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

     Section 8.10. Third Party Beneficiaries. The Issuing Entity, the Indenture Trustee and the Trust Administrator are the intended third-party beneficiaries of this Agreement.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

FIELDSTONE MORTGAGE INVESTMENT
CORPORATION,
as Purchaser

By: /s/ John C. Kendall
Name: John C. Kendall
Title: President

FIELDSTONE INVESTMENT CORPORATION,
as Seller

By: /s/ John C. Kendall
Name: John C. Kendall
Title: Executive Vice President

STATE OF MARYLAND	)
).:ss
COUNTY OF BALTIMORE	)

     On the 11th day of April, 2007, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be a President of Fieldstone Mortgage Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Janet Rudolph
Notary Public

[SEAL]

STATE OF MARYLAND	)
).:ss
COUNTY OF BALTIMORE	)

     On the 11th day of April, 2007, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be an Executive Vice President of Fieldstone Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Janet Rudolph
Notary Public

[SEAL]

SCHEDULE I

MORTGAGE LOANS

(INCLUDING PREPAYMENT CHARGE SCHEDULES
AND PREPAYMENT CHARGE SUMMARY)

Mortgage Loan Number	Original Principal Balance	Current Principal Balance (to trust)	Original Mortgage Rate	Original Monthly Payment	Servicing Fee Rate	Trust Administration Fee Rate	Prepayment Penalty Term (month)	Prepayment Penalty Type	Group

586271965	444,000.00	421,216.16	6.050	2,676.30	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

586973922	373,000.00	372,546.77	5.950	1,849.46	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

587178922	250,000.00	249,921.98	5.990	1,247.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

587179922	168,000.00	168,000.00	5.990	838.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

587399922	289,532.00	277,478.82	5.990	1,445.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

589215965	228,650.00	228,650.00	6.500	1,238.52	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

589640922	50,000.00	47,741.66	6.400	312.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

589759965	500,000.00	499,945.43	6.550	2,729.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

591048965	356,000.00	355,987.73	4.950	1,468.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

592724913	200,000.00	194,409.56	7.990	1,466.14	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

593021913	139,500.00	134,883.24	8.750	1,097.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

593289913	192,500.00	183,878.62	6.500	1,216.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

593441913	400,000.00	399,553.80	6.150	2,050.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

593466913	144,000.00	138,551.26	5.750	840.35	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

593845913	271,000.00	258,749.80	6.300	1,677.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

593886913	224,000.00	214,175.71	6.500	1,415.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

594502913	241,800.00	232,710.20	6.625	1,548.28	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

594895913	258,856.00	258,856.00	5.990	1,292.12	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

597582913	172,000.00	166,448.30	6.375	1,073.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

598260965	264,000.00	263,036.00	6.990	1,537.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

598541965	551,650.00	551,650.00	7.450	3,424.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

598623965	519,200.00	519,183.93	7.400	3,201.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

598631965	568,000.00	567,428.64	8.050	3,810.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

598632965	395,250.00	395,250.00	7.550	2,486.78	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

598855922	296,400.00	296,400.00	7.450	1,840.15	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

683401619	88,000.00	84,869.91	7.550	618.33	0.500	0.075	0	N/A	1

683650619	42,500.00	41,220.83	7.750	304.48	0.500	0.075	0	N/A	1

683884619	141,600.00	136,839.52	7.500	990.09	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

683893619	53,600.00	51,965.92	8.700	419.76	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

683894619	211,500.00	204,863.35	7.750	1,515.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

683905619	112,500.00	108,573.32	6.750	729.68	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684139619	243,000.00	232,027.80	6.500	1,535.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684141619	127,000.00	122,978.97	8.900	1,012.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

684225619	123,500.00	119,754.42	8.500	949.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684231619	207,920.00	196,853.18	5.500	1,180.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684353619	148,000.00	143,024.62	6.500	935.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684356619	37,000.00	36,265.86	10.700	344.00	0.500	0.075	0	N/A	1

684460619	131,000.00	125,793.34	6.990	870.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

684485619	124,800.00	118,994.08	6.875	819.85	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

684536619	120,060.00	116,712.72	7.990	880.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

685525619	39,000.00	37,386.29	7.500	272.70	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

685717619	34,800.00	33,726.07	8.500	267.59	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

685719619	96,000.00	92,796.37	6.600	613.12	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

685985619	288,000.00	278,040.22	6.600	1,839.34	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

686263619	98,400.00	94,855.66	5.800	577.37	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

686563619	61,200.00	59,778.70	8.350	464.09	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

686942619	173,700.00	169,203.13	7.550	1,220.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

686983619	55,800.00	53,558.40	7.500	390.17	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687038619	150,300.00	145,336.02	7.550	1,056.08	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687113619	209,100.00	209,004.75	6.650	1,158.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

687334619	165,000.00	163,085.47	6.500	893.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687609619	51,000.00	49,634.05	8.500	392.15	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687749619	140,400.00	140,344.06	7.000	819.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687838619	46,000.00	44,728.22	7.000	306.04	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

687898619	160,000.00	153,088.45	5.990	958.26	0.500	0.075	0	N/A	1

687966619	51,245.00	49,724.46	6.750	332.38	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

688228619	61,000.00	57,564.03	8.500	469.04	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

689103619	52,506.70	52,009.36	6.910	354.31	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

689182619	150,100.00	145,453.99	7.250	1,023.95	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

689208619	44,258.55	43,885.59	8.400	343.21	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

689727619	68,425.00	66,815.86	8.500	526.13	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

689906619	87,200.00	84,783.64	8.250	655.11	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

689993619	46,800.00	45,553.39	7.850	338.53	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

690530619	121,500.00	118,725.25	8.500	934.23	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

690784619	70,000.00	67,974.01	8.550	540.73	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

690973619	54,000.00	50,516.00	8.550	417.13	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

691976619	125,000.00	119,090.36	9.450	1,046.52	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

692330619	40,950.00	39,771.98	9.300	338.38	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

699549619	20,000.00	19,906.93	10.850	188.21	0.500	0.075	0	N/A	2

1415631317	127,800.00	123,818.81	8.500	982.68	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

1485680317	85,260.00	82,281.93	7.990	625.02	0.500	0.075	0	N/A	2

1486581317	45,000.00	38,370.93	7.990	429.79	0.500	0.075	0	N/A	2

1486670317	103,500.00	100,275.90	8.500	795.83	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

1486692317	84,150.00	81,538.78	8.200	629.24	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

1486840317	73,800.00	71,757.35	8.300	557.04	0.500	0.075	0	N/A	1

1486882317	115,000.00	111,474.36	7.490	803.31	0.500	0.075	0	N/A	1

1486963317	184,500.00	184,500.00	6.500	999.38	0.500	0.075	0	N/A	1

1487027317	103,500.00	103,227.15	7.100	612.38	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

1487073317	180,000.00	173,355.45	7.500	1,258.59	0.500	0.075	0	N/A	1

1487148317	180,000.00	170,679.92	6.990	1,196.34	0.500	0.075	0	N/A	1

1488267317	62,800.00	60,964.43	7.590	442.99	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

1488304317	120,600.00	117,466.01	7.750	864.00	0.500	0.075	0	N/A	1

1488482317	126,000.00	125,999.56	7.990	838.95	0.500	0.075	0	N/A	2

1488679317	163,800.00	159,210.01	7.400	1,134.12	0.500	0.075	0	N/A	1

1488843317	106,800.00	103,739.84	7.650	757.77	0.500	0.075	0	N/A	1

1488849317	180,000.00	174,444.79	6.875	1,182.48	0.500	0.075	0	N/A	2

1488956317	66,600.00	65,042.26	8.490	511.63	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

1489083317	42,500.00	41,359.37	7.500	297.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1489403317	143,252.00	138,896.15	6.750	929.13	0.500	0.075	0	N/A	1

1489507317	127,000.00	123,346.52	7.990	931.00	0.500	0.075	0	N/A	1

1489534317	112,480.00	109,323.00	7.780	808.16	0.500	0.075	0	N/A	1

1489639317	112,000.00	109,060.40	8.850	889.12	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

1489856317	180,000.00	180,000.00	7.500	1,125.00	0.500	0.075	0	N/A	1

1490185317	155,000.00	151,079.81	7.475	1,081.14	0.500	0.075	0	N/A	1

1490454317	47,200.00	46,056.96	7.990	346.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1490518317	210,800.00	203,218.78	7.225	1,434.46	0.500	0.075	0	N/A	1

1490659317	238,500.00	238,476.44	6.700	1,331.63	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

1490767317	171,000.00	166,117.94	6.990	1,136.52	0.500	0.075	0	N/A	1

1490833317	74,700.00	72,415.15	7.550	524.88	0.500	0.075	0	N/A	2

1490841317	261,250.00	252,968.22	7.175	1,768.92	0.500	0.075	0	N/A	1

1491003317	144,500.00	141,293.64	8.250	1,085.59	0.500	0.075	0	N/A	1

1491293317	84,600.00	82,352.50	7.150	571.40	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

1491436317	131,200.00	131,200.00	6.500	710.67	0.500	0.075	30	The amount charged will equal one(1%) of the amount prepaid	1

1510255922	45,900.00	45,770.05	11.750	463.32	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510279922	65,000.00	64,776.47	10.850	611.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510337922	361,137.00	359,813.35	7.625	2,556.11	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510401922	292,500.00	292,499.09	7.550	1,840.31	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510542922	59,000.00	58,825.79	10.990	561.43	0.500	0.075	0	N/A	2

1510724965	28,423.00	28,327.18	10.900	268.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510745922	322,000.00	320,714.57	8.125	2,390.85	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510804965	308,567.00	308,566.97	7.400	1,902.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510805922	224,000.00	223,697.47	8.250	1,599.68	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510843922	337,500.00	337,332.27	7.375	2,074.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510867922	1,125,000.00	1,120,558.58	7.250	7,674.49	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510878922	140,000.00	139,619.74	9.990	1,227.57	0.500	0.075	0	N/A	2

1510890922	96,000.00	95,800.87	11.250	932.42	0.500	0.075	0	N/A	2

1510891922	326,360.00	326,360.00	8.250	2,243.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510899922	390,450.00	390,450.00	8.390	2,729.90	0.500	0.075	0	N/A	2

1510905922	247,500.00	246,535.74	8.490	1,901.31	0.500	0.075	0	N/A	2

1510907965	283,500.00	283,500.00	7.990	1,887.64	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510911922	372,000.00	372,000.00	7.500	2,325.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510913965	161,100.00	161,099.22	8.800	1,181.40	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510914922	376,000.00	376,000.00	7.750	2,428.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510931965	233,500.00	232,495.05	7.750	1,672.83	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510948922	341,600.00	341,600.00	7.850	2,234.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510953965	562,500.00	562,475.00	7.200	3,375.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510954965	357,000.00	356,595.41	8.850	2,712.61	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510959922	211,920.00	211,393.92	8.700	1,536.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510963922	616,500.00	616,500.00	7.525	3,865.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510968922	300,000.00	300,000.00	7.575	1,893.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510970965	319,500.00	319,500.00	7.750	2,063.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510977965	261,000.00	260,999.99	7.750	1,685.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510983965	400,000.00	398,424.14	8.200	2,991.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510985965	425,250.00	425,250.00	8.100	2,870.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1510987922	395,100.00	395,099.99	8.500	2,798.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1510999965	245,700.00	244,785.88	7.550	1,726.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511007965	238,400.00	238,000.79	7.500	1,568.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511009922	245,000.00	244,589.75	7.500	1,612.28	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511009965	630,000.00	630,000.00	7.300	3,832.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511029965	365,000.00	364,277.58	10.600	3,366.12	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511030922	384,000.00	384,000.00	7.500	2,400.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511040965	423,000.00	423,000.00	8.250	2,908.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511042965	805,000.00	805,000.00	8.750	5,869.79	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511043922	215,000.00	215,000.00	7.950	1,424.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511045965	380,000.00	378,844.40	8.550	2,935.35	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511046965	408,000.00	408,000.00	7.990	2,716.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511057965	536,000.00	536,000.00	7.450	3,327.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511060922	408,223.00	408,223.00	7.640	2,599.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511063965	730,000.00	730,000.00	8.275	5,033.96	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511081965	265,000.00	264,699.69	8.850	2,013.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511099922	120,000.00	120,000.00	8.250	825.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511117922	376,000.00	376,000.00	7.875	2,467.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511128965	271,000.00	270,638.11	7.500	1,783.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511132922	360,000.00	359,156.23	7.350	2,329.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511135922	368,000.00	368,000.00	7.785	2,387.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511137965	232,000.00	231,862.38	10.250	2,015.66	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511140965	337,500.00	337,500.00	8.700	2,446.88	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511151965	454,860.00	454,511.00	9.400	3,649.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511157922	90,000.00	89,874.02	11.150	867.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511160965	588,000.00	588,000.00	7.300	3,577.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511166965	344,000.00	343,113.46	8.250	2,584.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511175922	241,900.00	241,648.83	8.375	1,750.40	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511236965	550,000.00	550,000.00	7.150	3,277.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511242922	288,000.00	288,000.00	6.950	1,668.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1511254922	637,000.00	636,587.49	8.990	4,908.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511254965	904,000.00	901,337.91	6.100	5,478.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1511259965	116,000.00	115,864.91	10.650	1,074.13	0.500	0.075	0	N/A	2

1511266965	31,000.00	30,974.45	10.350	280.10	0.500	0.075	0	N/A	2

1511300922	412,000.00	412,000.00	8.300	2,849.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1588968913	166,550.00	166,550.00	7.990	1,108.95	0.500	0.075	0	N/A	2

1590697913	279,920.00	279,830.56	6.250	1,457.92	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1591770913	650,000.00	650,000.00	6.990	3,786.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1591811913	212,000.00	212,000.00	7.250	1,280.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1591831913	453,520.00	453,520.00	7.050	2,664.43	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1591930913	372,000.00	371,737.11	7.990	2,476.90	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1592135913	416,000.00	416,000.00	7.350	2,548.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1592810913	77,000.00	76,590.96	10.990	732.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1594203913	90,000.00	89,706.05	11.600	898.14	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1594804913	65,499.00	65,257.51	11.750	661.16	0.500	0.075	0	N/A	2

1594981913	55,500.00	55,336.08	10.990	528.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1595090913	61,500.00	61,345.99	11.750	620.79	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1595342913	652,500.00	643,351.01	8.250	4,485.94	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1595354913	20,700.00	20,644.90	11.750	208.95	0.500	0.075	0	N/A	2

1595753913	80,000.00	79,805.52	11.250	777.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596282913	910,000.00	910,000.00	7.950	6,028.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596571913	336,600.00	336,599.99	7.750	2,173.88	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596588913	53,985.00	53,857.24	11.375	529.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596631913	53,985.00	53,873.03	11.250	524.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596846913	384,000.00	384,000.00	6.990	2,236.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596858913	255,000.00	255,000.00	7.800	1,657.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596860913	45,000.00	44,901.45	11.000	428.55	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1596946913	318,750.00	318,750.00	7.750	2,058.59	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597005913	500,650.00	500,650.00	7.500	3,129.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597006913	88,350.00	88,139.26	11.250	858.11	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597012913	42,000.00	41,907.84	10.990	399.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597025913	585,000.00	585,000.00	7.500	3,656.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597108913	280,500.00	280,150.32	8.525	2,061.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597151913	388,000.00	388,000.00	7.990	2,583.43	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597170913	324,000.00	324,000.00	8.350	2,254.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597175913	364,000.00	364,000.00	8.700	2,639.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597183913	520,000.00	520,000.00	7.500	3,250.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597188913	355,000.00	354,613.92	8.990	2,735.61	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597212913	251,175.00	251,175.00	8.150	1,705.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597223913	471,750.00	471,750.00	8.750	3,439.84	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597226913	94,500.00	94,500.00	7.990	629.21	0.500	0.075	0	N/A	1

1597228913	112,500.00	112,171.61	8.750	885.04	0.500	0.075	0	N/A	1

1597250913	480,250.00	480,250.00	7.990	3,197.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597267913	476,000.00	475,999.99	7.825	3,103.92	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597281913	314,100.00	314,099.99	8.500	2,224.88	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597322913	436,500.00	434,425.51	7.250	2,977.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597332913	350,910.00	350,910.00	7.750	2,266.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597371913	605,000.00	605,000.00	7.650	3,856.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597381913	522,000.00	522,000.00	6.990	3,040.65	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597383913	442,000.00	441,995.29	7.300	2,688.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597398913	187,000.00	187,000.00	8.650	1,347.96	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597417913	432,000.00	432,000.00	8.100	2,916.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597440913	499,500.00	499,500.00	7.700	3,205.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597471913	242,250.00	242,250.00	7.750	1,564.53	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597477913	350,000.00	349,534.16	8.300	2,512.72	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597485913	280,000.00	279,046.10	7.990	2,052.59	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597489913	466,650.00	466,650.00	7.650	2,974.89	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597497913	420,750.00	420,748.96	8.250	2,892.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597502913	222,000.00	221,282.17	8.250	1,667.82	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597503913	357,850.00	357,812.80	7.590	2,263.40	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597507913	369,000.00	369,000.00	7.875	2,421.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597512913	361,250.00	361,250.00	8.990	2,706.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597536913	511,275.00	511,275.00	7.990	3,404.24	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597540913	447,200.00	447,200.00	8.500	3,167.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597550913	223,200.00	222,780.97	7.750	1,510.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597552913	91,000.00	90,640.69	7.250	620.79	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597557913	693,500.00	693,500.00	7.900	4,565.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597569913	320,000.00	318,797.62	7.500	2,237.49	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597582913	365,500.00	365,500.00	7.300	2,223.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597597913	228,000.00	227,997.00	8.750	1,662.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597599913	400,000.00	400,000.00	7.500	2,500.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597600913	440,000.00	440,000.00	7.500	2,750.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597606913	340,000.00	339,999.80	7.250	2,054.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597628913	494,000.00	494,000.00	7.150	2,943.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597629913	316,000.00	316,000.00	7.250	1,909.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597634913	134,500.00	134,499.63	8.990	1,007.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597639913	396,000.00	394,650.84	7.990	2,902.95	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597640913	165,000.00	164,135.86	7.350	1,136.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597647913	296,000.00	295,997.33	8.300	2,047.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597649913	291,920.00	291,431.18	7.500	1,921.05	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597650913	623,200.00	623,200.00	7.650	3,972.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597667913	460,000.00	460,000.00	7.300	2,798.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597672913	382,000.00	380,674.83	7.900	2,776.40	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597687913	256,000.00	256,000.00	7.950	1,696.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597692913	287,200.00	287,200.00	7.450	1,783.03	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597710913	412,000.00	411,310.13	7.500	2,711.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597713913	477,700.00	477,700.00	7.990	3,180.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597723913	354,400.00	354,399.84	7.625	2,251.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597735913	405,000.00	404,491.39	8.500	2,969.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597740913	299,200.00	299,200.00	8.250	2,057.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597743913	124,800.00	124,626.51	8.150	881.83	0.500	0.075	0	N/A	2

1597764913	250,000.00	249,049.51	7.950	1,825.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597768913	264,000.00	264,000.00	8.990	1,977.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597774913	408,000.00	408,000.00	7.990	2,716.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597778913	202,500.00	202,500.00	8.950	1,510.31	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597793913	414,000.00	413,996.22	7.750	2,673.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597818913	594,000.00	594,000.00	7.350	3,638.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597828913	395,250.00	395,249.97	8.850	2,914.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597835913	347,920.00	347,337.47	7.500	2,289.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597840913	410,000.00	410,000.00	7.850	2,682.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597845913	352,000.00	352,000.00	7.500	2,200.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597851913	424,150.00	424,150.00	8.250	2,916.03	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597858913	50,000.00	49,927.52	10.990	475.79	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597863913	559,200.00	559,200.00	7.850	3,658.10	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597869913	635,000.00	635,000.00	7.950	4,206.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597876913	312,000.00	312,000.00	9.150	2,379.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597882913	314,415.00	314,414.95	8.750	2,292.61	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597887913	187,000.00	186,728.54	8.000	1,300.24	0.500	0.075	0	N/A	1

1597914913	505,000.00	505,000.00	7.250	3,051.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597918913	203,000.00	203,000.00	8.600	1,454.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597937913	265,000.00	263,953.79	7.250	1,807.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597952913	124,000.00	123,841.98	8.450	904.33	0.500	0.075	0	N/A	1

1597953913	480,250.00	480,250.00	8.900	3,561.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1597969913	373,500.00	373,500.00	7.250	2,256.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1597983913	160,000.00	159,620.63	9.750	1,374.65	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598014913	494,000.00	494,000.00	9.500	3,910.83	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598015913	371,992.00	371,726.83	7.350	2,278.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598029913	387,200.00	387,190.00	7.200	2,323.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598052913	285,000.00	284,667.37	8.750	2,143.69	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598060913	432,450.00	432,450.00	8.900	3,207.34	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598121913	470,000.00	470,000.00	7.625	2,986.46	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598132913	250,000.00	249,387.70	8.500	1,922.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598133913	500,000.00	500,000.00	5.950	2,479.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598147913	392,000.00	392,000.00	7.990	2,610.07	0.500	0.075	0	N/A	2

1598186913	268,000.00	268,000.00	7.500	1,675.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598191913	416,000.00	415,999.33	7.625	2,643.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598193913	400,000.00	399,622.35	8.700	2,993.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598235913	536,000.00	535,998.66	5.750	2,568.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598239913	471,600.00	471,600.00	8.500	3,340.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598244913	723,600.00	723,600.00	8.990	5,420.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598245913	394,250.00	393,855.32	8.500	2,890.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598308913	558,000.00	556,803.56	7.750	3,603.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598326913	980,000.00	977,063.37	7.500	6,852.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598328913	122,500.00	122,341.12	11.500	1,213.11	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598370913	80,000.00	78,649.24	9.750	687.33	0.500	0.075	0	N/A	1

1598444913	284,000.00	283,771.09	9.250	2,245.48	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1598466913	21,000.00	20,977.56	11.050	200.79	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	2

1598486913	311,200.00	311,200.00	7.250	1,880.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598488913	77,800.00	77,666.16	10.150	691.40	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598500913	312,000.00	312,000.00	7.990	2,077.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598501913	78,000.00	77,886.94	10.990	742.23	0.500	0.075	0	N/A	2

1598532913	76,000.00	75,893.60	11.150	732.40	0.500	0.075	0	N/A	2

1598556913	392,920.00	392,455.45	6.900	2,413.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598568913	112,000.00	111,882.97	11.150	1,079.32	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598599913	117,000.00	116,106.46	9.500	1,221.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1598673913	332,000.00	331,325.86	7.990	2,433.79	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1610368619	26,800.00	26,658.08	11.300	261.32	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1610436619	31,485.00	31,372.87	11.200	304.61	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1610455619	39,600.00	39,461.95	11.300	386.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1610501619	18,000.00	17,932.65	11.450	177.57	0.500	0.075	0	N/A	1

1610588619	15,000.00	14,942.86	10.371	135.77	0.500	0.075	0	N/A	2

1610969619	45,000.00	44,873.25	11.450	443.92	0.500	0.075	0	N/A	2

1611134619	46,600.00	46,467.03	11.150	449.08	0.500	0.075	0	N/A	2

1611334619	41,685.00	41,575.30	11.200	403.29	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611500619	106,500.00	106,126.79	7.850	770.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611570619	172,900.00	172,900.00	8.500	1,224.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611584619	100,000.00	99,997.84	8.150	679.17	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611597619	116,800.00	116,320.53	7.990	856.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611602619	139,825.00	139,825.00	7.990	931.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611638619	167,200.00	167,200.00	7.250	1,010.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611648619	170,000.00	169,804.86	7.150	1,012.92	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611692619	36,769.00	36,693.42	11.500	364.13	0.500	0.075	0	N/A	1

1611707619	235,000.00	235,000.00	8.450	1,654.79	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611708619	96,050.00	95,876.35	7.990	667.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611713619	184,450.00	184,349.98	7.875	1,210.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611727619	77,400.00	77,304.17	8.550	570.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611735619	168,300.00	168,300.00	8.050	1,129.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611753619	301,750.00	300,540.52	7.200	2,048.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611783619	135,957.00	135,957.00	7.600	861.06	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611784619	192,100.00	191,728.96	7.650	1,285.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611795619	103,105.00	102,587.84	7.990	755.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611808619	136,500.00	136,301.28	7.990	948.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611816619	140,250.00	140,246.70	7.500	876.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611817619	89,250.00	89,250.00	8.400	624.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611843619	154,000.00	153,303.40	7.500	1,076.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611856619	136,000.00	135,752.08	8.150	960.97	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611857619	182,750.00	182,750.00	7.200	1,096.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611868619	242,165.00	241,333.32	7.950	1,768.49	0.500	0.075	0	N/A	1

1611887619	161,010.00	161,010.00	7.990	1,072.06	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611911619	168,300.00	168,300.00	7.700	1,079.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611928619	147,050.00	146,813.35	7.640	982.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611933619	132,600.00	132,415.65	8.150	936.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611937619	165,750.00	165,120.99	7.450	1,153.28	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611944619	142,800.00	142,799.91	8.050	957.95	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611947619	118,915.00	118,454.67	7.350	819.30	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611948619	178,500.00	178,500.00	8.100	1,204.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611962619	143,000.00	142,862.29	9.400	1,147.28	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611966619	198,000.00	197,999.80	7.990	1,318.35	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611968619	476,000.00	476,000.00	7.400	2,935.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611969619	214,200.00	214,133.06	7.500	1,338.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611977619	89,000.00	89,000.00	7.800	578.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611979619	199,750.00	199,749.31	7.900	1,315.02	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611982619	125,375.00	124,922.28	7.700	893.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1611988619	129,000.00	128,999.82	7.750	833.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1611989619	151,300.00	151,277.27	7.750	977.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612007619	207,060.00	206,960.00	7.500	1,294.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612009619	162,900.00	162,359.64	8.490	1,251.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612015619	133,450.00	133,450.00	7.750	861.86	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612017619	263,500.00	263,190.62	7.950	1,822.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612038619	339,150.00	339,150.00	7.900	2,232.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612043619	120,700.00	120,695.44	8.075	812.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612047619	189,200.00	188,727.24	9.500	1,590.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612055619	135,920.00	135,919.77	7.650	866.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612061619	167,500.00	167,500.00	7.500	1,046.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612067619	238,000.00	238,000.00	7.100	1,408.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612073619	167,400.00	166,829.68	7.990	1,227.16	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612074619	123,250.00	123,250.00	7.550	775.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612081619	261,000.00	261,000.00	8.750	1,903.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612093619	112,650.00	112,463.64	7.550	745.49	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612096619	270,000.00	268,985.50	7.500	1,887.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612099619	143,565.00	143,330.08	7.600	955.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612113619	36,225.00	36,151.73	10.500	331.37	0.500	0.075	0	N/A	2

1612153619	182,750.00	182,392.31	7.990	1,216.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612173619	224,400.00	224,400.00	8.240	1,540.88	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612179619	189,000.00	188,599.35	9.200	1,548.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612183619	130,900.00	130,900.00	7.990	871.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612189619	136,000.00	136,000.00	7.450	844.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612203619	261,800.00	261,800.00	7.350	1,603.53	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612207619	793,250.00	793,250.00	8.700	5,751.06	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

1612234619	209,610.00	209,396.14	8.750	1,576.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612309619	78,325.00	78,173.88	9.650	667.19	0.500	0.075	0	N/A	2

1612351619	160,000.00	160,000.00	8.350	1,113.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

1612352619	40,000.00	39,946.97	11.400	393.07	0.500	0.075	0	N/A	1

1612366619	742,879.00	742,876.49	8.743	5,412.49	0.500	0.075	0	N/A	2

1612367619	92,859.00	92,723.79	11.150	894.86	0.500	0.075	0	N/A	2

2116833112	112,500.00	109,035.34	8.200	841.23	0.500	0.075	0	N/A	1

2116936112	299,250.00	299,250.00	9.200	2,294.25	0.500	0.075	0	N/A	1

2180374114	326,000.00	325,730.53	9.150	2,552.35	0.500	0.075	12	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

2181012112	150,300.00	144,237.01	7.750	1,076.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

2181100112	40,000.00	34,610.96	9.250	411.68	0.500	0.075	0	N/A	1

2181193112	196,000.00	187,852.46	6.975	1,300.71	0.500	0.075	0	N/A	1

2181353112	186,700.00	181,371.38	7.975	1,366.69	0.500	0.075	0	N/A	1

2181544112	100,800.00	97,654.81	7.250	687.64	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

2182504112	81,900.00	77,626.33	7.990	600.39	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

2182655112	81,000.00	78,685.22	6.825	529.41	0.500	0.075	0	N/A	1

2182799112	324,000.00	324,000.00	6.475	1,748.25	0.500	0.075	0	N/A	1

2413093317	112,500.00	111,110.24	8.600	873.02	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2419621317	298,800.00	298,197.25	9.950	2,525.53	0.500	0.075	0	N/A	1

2420111317	119,000.00	118,146.52	8.350	902.39	0.500	0.075	0	N/A	1

2420297317	82,000.00	81,694.14	11.450	808.92	0.500	0.075	0	N/A	2

2420647317	240,800.00	238,972.91	8.200	1,800.60	0.500	0.075	0	N/A	1

2420892317	47,000.00	46,809.79	11.750	474.43	0.500	0.075	0	N/A	2

2421201317	37,800.00	37,672.48	11.450	372.89	0.500	0.075	0	N/A	2

2421581317	24,614.00	24,521.74	11.750	248.46	0.500	0.075	0	N/A	2

2421713317	22,485.00	22,417.05	11.450	221.81	0.500	0.075	0	N/A	1

2421754317	33,000.00	32,851.70	10.371	298.69	0.500	0.075	0	N/A	2

2422282317	150,000.00	149,667.89	8.900	1,145.51	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

2422445317	43,000.00	42,568.96	10.486	392.89	0.500	0.075	0	N/A	2

2422900317	67,000.00	66,748.06	10.486	612.18	0.500	0.075	0	N/A	2

2423492317	31,700.00	31,630.84	11.750	319.99	0.500	0.075	0	N/A	2

2423640317	85,000.00	84,802.13	11.450	838.51	0.500	0.075	0	N/A	2

2423704317	40,500.00	40,397.46	11.700	407.26	0.500	0.075	0	N/A	2

2424196317	110,500.00	110,500.00	7.200	663.00	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2424312317	400,000.00	398,295.56	7.800	2,879.49	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

2424873317	467,100.00	465,708.46	9.550	3,944.69	0.500	0.075	0	N/A	2

2425009317	288,000.00	287,622.73	8.990	2,219.31	0.500	0.075	0	N/A	2

2425049317	134,000.00	133,636.06	9.100	1,087.86	0.500	0.075	0	N/A	1

2425147317	142,375.00	142,375.00	7.375	875.01	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

2425153317	198,000.00	197,608.08	10.600	1,826.01	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

2425179317	100,000.00	99,638.89	7.700	712.97	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2425205317	199,750.00	199,480.23	8.250	1,426.50	0.500	0.075	0	N/A	2

2425253317	108,000.00	107,795.19	10.800	1,012.23	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

2425271317	136,000.00	135,426.11	7.850	983.74	0.500	0.075	0	N/A	2

2425309317	26,118.00	26,062.61	11.150	251.70	0.500	0.075	0	N/A	2

2425393317	117,300.00	116,928.42	8.350	889.50	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2425503317	109,225.00	108,857.34	8.050	805.27	0.500	0.075	0	N/A	1

2425506317	189,000.00	189,000.00	8.200	1,291.50	0.500	0.075	0	N/A	1

2425507317	216,750.00	216,750.00	8.290	1,497.38	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

2425624317	96,000.00	95,716.88	8.700	751.81	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2425653317	76,500.00	76,234.59	7.900	556.01	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

2425667317	184,800.00	184,165.29	7.950	1,349.57	0.500	0.075	0	N/A	1

2425669317	75,000.00	74,810.63	9.450	627.91	0.500	0.075	0	N/A	2

2425695317	144,800.00	144,306.67	7.990	1,061.49	0.500	0.075	0	N/A	1

2425702317	181,800.00	181,294.92	8.990	1,461.50	0.500	0.075	0	N/A	2

2425705317	86,400.00	86,272.70	8.590	639.32	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

2425730317	62,400.00	62,163.18	7.450	434.18	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2425750317	102,400.00	101,995.00	7.300	702.03	0.500	0.075	36	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

2425759317	338,000.00	336,262.79	7.250	2,305.76	0.500	0.075	0	N/A	2

2425789317	82,450.00	82,232.41	10.250	738.84	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

2425795317	150,000.00	149,661.93	9.990	1,315.25	0.500	0.075	0	N/A	1

2425798317	92,650.00	92,416.04	9.450	775.68	0.500	0.075	0	N/A	1

2425809317	50,000.00	49,872.40	9.400	416.79	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

2425817317	204,000.00	204,000.00	7.850	1,334.50	0.500	0.075	0	N/A	2

2425821317	126,500.00	126,047.74	7.750	906.27	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

2425854317	148,000.00	147,535.94	8.400	1,127.52	0.500	0.075	0	N/A	1

2425862317	104,000.00	102,814.17	7.950	866.67	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2425882317	93,500.00	93,358.29	7.850	639.62	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2425902317	84,000.00	83,900.46	8.700	628.62	0.500	0.075	0	N/A	2

2425906317	63,665.00	63,448.09	7.990	466.71	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

2425908317	141,600.00	141,117.58	7.990	1,038.03	0.500	0.075	0	N/A	1

2425928317	132,000.00	131,537.44	7.850	954.81	0.500	0.075	0	N/A	1

2425935317	368,000.00	367,644.32	9.800	3,005.33	0.500	0.075	0	N/A	2

2425940317	195,270.00	195,043.44	9.400	1,566.64	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2425950317	76,500.00	76,245.06	8.100	566.68	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2425960317	212,500.00	211,740.33	7.750	1,522.38	0.500	0.075	0	N/A	1

2425970317	337,500.00	336,631.21	9.590	2,860.08	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

2426016317	75,150.00	74,925.85	9.450	629.17	0.500	0.075	0	N/A	2

2426050317	325,550.00	324,282.84	8.250	2,445.75	0.500	0.075	0	N/A	2

2426086317	233,750.00	233,401.75	7.990	1,623.54	0.500	0.075	0	N/A	1

2426109317	140,800.00	140,521.28	10.600	1,298.50	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

2426207317	500,000.00	498,448.11	8.450	3,826.87	0.500	0.075	0	N/A	2

2426217317	96,000.00	95,299.77	8.700	751.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

3082318772	213,350.00	213,234.04	5.800	1,031.19	0.500	0.075	30	The prepayment charge will equal the lesser of 3 months interest or the balance of the first year’s interest plus an additional 3 months interest if the prepayment results from the refinancing of the loan by another lender	1

3082610772	106,000.00	103,320.26	7.825	764.90	0.500	0.075	0	N/A	1

3089631772	83,800.00	83,503.92	11.700	842.68	0.500	0.075	0	N/A	2

3089761772	35,235.00	35,091.99	11.850	358.37	0.500	0.075	0	N/A	2

3089910772	48,000.00	47,838.07	11.450	473.51	0.500	0.075	0	N/A	2

3486237222	68,000.00	67,770.53	11.450	670.81	0.500	0.075	0	N/A	1

3486246222	19,800.00	19,726.94	11.500	196.08	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

3486315222	30,580.00	30,466.26	11.550	304.00	0.500	0.075	0	N/A	2

3782894562	332,100.00	326,900.49	7.250	2,265.51	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

3783258562	171,920.00	169,072.40	6.400	1,075.37	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4330911436	38,100.00	38,058.20	9.000	306.57	0.500	0.075	0	N/A	2

4335460426	57,000.00	44,661.61	8.500	561.31	0.500	0.075	0	N/A	2

4344507426	79,034.00	64,135.08	7.900	750.74	0.500	0.075	0	N/A	2

4346653426	45,000.00	35,213.58	7.700	422.29	0.500	0.075	0	N/A	2

4348481426	42,825.00	40,564.25	7.650	303.85	0.500	0.075	0	N/A	2

4351931426	39,900.00	38,310.00	6.450	214.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4356642426	21,435.00	21,292.15	9.000	172.48	0.500	0.075	0	N/A	2

4356807426	21,600.00	21,519.95	11.500	213.91	0.500	0.075	0	N/A	1

4357146426	14,000.00	13,564.20	11.450	138.11	0.500	0.075	0	N/A	1

4357185426	19,200.00	19,135.14	11.450	189.41	0.500	0.075	0	N/A	2

4357270426	15,000.00	14,952.50	11.750	151.42	0.500	0.075	0	N/A	2

4357318426	15,000.00	14,957.46	11.750	151.42	0.500	0.075	0	N/A	2

4357543426	288,000.00	287,409.12	7.990	2,000.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4357638426	20,250.00	20,208.53	10.500	185.24	0.500	0.075	0	N/A	1

4357647426	19,000.00	18,952.06	9.750	163.24	0.500	0.075	0	N/A	2

4357674426	50,000.00	49,872.53	9.450	418.61	0.500	0.075	0	N/A	1

4357689426	49,920.00	48,561.99	9.750	428.89	0.500	0.075	0	N/A	1

4357692426	176,000.00	172,993.82	7.500	1,631.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4357697426	22,900.00	22,074.86	7.880	166.13	0.500	0.075	0	N/A	2

4357701426	133,000.00	132,344.11	8.700	1,041.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4357709426	740,000.00	740,000.00	8.100	4,995.00	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4357714426	32,300.00	32,197.54	9.250	265.73	0.500	0.075	0	N/A	1

4357769426	27,400.00	27,363.64	11.400	269.26	0.500	0.075	0	N/A	2

4357777426	20,500.00	20,474.78	10.400	186.00	0.500	0.075	0	N/A	1

4357795426	17,895.00	17,875.37	9.000	143.99	0.500	0.075	0	N/A	2

4357834426	26,400.00	26,381.03	10.990	251.22	0.500	0.075	0	N/A	2

4381176476	66,500.00	64,660.32	9.650	566.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381343476	142,792.00	137,919.66	8.150	1,062.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381423476	85,032.00	79,838.04	7.400	588.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381553476	37,900.00	36,685.96	8.350	287.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381608476	70,000.00	67,645.20	8.900	558.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381643476	137,000.00	133,188.52	9.000	1,102.34	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381649476	95,040.00	91,000.60	6.650	610.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381723476	45,100.00	39,104.88	7.650	320.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381729476	145,800.00	139,966.54	7.300	999.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381766476	35,000.00	33,574.64	7.800	251.96	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4381770476	109,709.00	106,318.64	8.400	835.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381816476	44,100.00	42,987.41	8.450	337.53	0.500	0.075	0	N/A	1

4381833476	93,840.00	90,925.27	8.000	688.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381837476	60,000.00	54,715.33	8.650	467.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381846476	135,192.00	129,784.02	6.990	898.53	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4381877476	39,000.00	37,868.64	7.400	270.03	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381886476	93,412.00	90,650.29	7.250	637.24	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4381932476	87,920.00	84,614.49	7.400	608.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4382220476	79,050.00	79,049.80	7.050	464.42	0.500	0.075	0	N/A	1

4382599476	51,100.00	49,630.58	7.125	344.28	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4382695476	82,400.00	79,644.36	6.900	542.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4382698476	71,000.00	69,009.07	7.650	503.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4382898476	121,600.00	118,082.09	7.000	809.01	0.500	0.075	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4383217476	49,250.00	47,847.16	7.850	356.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4383323476	102,600.00	99,673.65	7.150	692.97	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4383397476	71,400.00	71,395.94	7.950	473.03	0.500	0.075	0	N/A	1

4383413476	84,550.00	82,389.34	7.650	599.90	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4383463476	46,500.00	45,050.91	6.650	298.52	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4383719476	39,500.00	37,324.69	5.950	235.56	0.500	0.075	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4383757476	43,350.00	42,023.17	6.850	284.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4383803476	35,000.00	33,965.29	6.700	225.85	0.500	0.075	0	N/A	2

4383919476	41,500.00	40,332.91	6.950	274.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4384028476	69,900.00	68,034.87	7.200	474.48	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4384249476	150,000.00	144,953.92	6.900	987.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4384309476	83,700.00	81,310.19	7.650	593.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4387887436	71,175.00	68,089.81	8.200	532.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4387973436	67,500.00	65,554.63	7.900	490.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4388010436	88,000.00	87,411.08	8.350	612.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388041436	40,000.00	38,898.62	8.100	296.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388057436	81,900.00	79,476.91	7.400	567.06	0.500	0.075	0	N/A	2

4388073436	127,800.00	123,856.83	7.250	871.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388349436	80,000.00	77,792.21	9.000	643.70	0.500	0.075	0	N/A	2

4388432436	127,000.00	123,491.75	7.950	927.46	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388444436	67,000.00	66,783.28	5.950	332.21	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388484436	35,750.00	34,751.37	8.500	274.89	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4388489436	54,000.00	51,996.30	8.000	396.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388562436	42,500.00	41,550.94	8.950	340.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4388575436	40,000.00	39,036.41	8.600	310.41	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388590436	108,000.00	104,503.55	8.150	803.79	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388640436	41,400.00	40,165.36	8.450	316.87	0.500	0.075	0	N/A	1

4388662436	136,951.00	133,183.56	8.250	1,028.87	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4388666436	102,400.00	98,664.06	7.500	716.00	0.500	0.075	0	N/A	1

4388876426	90,525.00	81,117.35	7.750	648.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4389092436	30,065.00	29,274.58	7.700	214.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4389485436	44,200.00	44,060.32	8.300	305.72	0.500	0.075	0	N/A	2

4389791436	41,600.00	39,929.09	7.950	303.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4389807436	171,000.00	165,067.54	7.600	1,207.39	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4390057436	92,000.00	89,632.35	8.000	675.07	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4390112436	41,000.00	39,657.58	8.025	301.56	0.500	0.075	0	N/A	2

4390271436	46,110.00	45,183.73	9.550	389.41	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4390291436	110,500.00	108,176.77	9.300	913.07	0.500	0.075	0	N/A	1

4390698426	44,200.00	42,379.54	7.900	321.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4390753436	69,600.00	68,317.11	9.600	590.32	0.500	0.075	0	N/A	1

4390773426	67,150.00	65,269.94	8.800	530.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4390936436	89,460.00	89,459.41	6.200	462.21	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391099436	83,200.00	81,051.08	7.450	578.91	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391107426	52,000.00	50,706.97	8.525	400.76	0.500	0.075	0	N/A	1

4391192436	35,000.00	34,128.36	7.650	248.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4391233436	49,500.00	47,515.04	6.850	324.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391458436	112,500.00	112,414.73	6.950	651.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4391540426	76,960.00	74,436.67	6.750	499.17	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4391582436	48,960.00	47,435.47	6.250	301.46	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391601436	40,000.00	38,672.59	6.150	243.70	0.500	0.075	24	The PREPAYMENT CHARGE will equal two percent(2%) of the unpaid balance	2

4391607436	145,568.00	140,945.36	6.200	891.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391712436	73,000.00	70,347.28	6.350	454.24	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391773436	48,600.00	47,226.18	7.500	339.82	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4391865476	63,500.00	62,625.38	8.150	472.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4391949436	76,800.00	75,256.20	9.000	617.96	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4392054436	102,400.00	98,785.30	6.650	657.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4392129436	95,400.00	92,480.92	7.450	663.79	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4392145436	68,400.00	66,793.01	7.850	494.77	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4392157436	50,400.00	49,131.25	7.450	350.69	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4392745426	68,671.00	66,904.76	9.650	584.96	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4392852426	99,450.00	96,747.49	8.550	768.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4392964426	73,100.00	71,241.07	8.800	577.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4392998426	82,450.00	80,120.21	7.900	599.26	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4393274426	58,000.00	55,889.26	7.800	417.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4393463426	54,000.00	52,422.30	8.000	396.24	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4393652426	62,400.00	51,998.42	7.500	578.46	0.500	0.075	0	N/A	2

4394024426	120,700.00	117,382.31	7.850	873.07	0.500	0.075	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4394376426	107,100.00	104,844.17	10.500	979.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395013426	52,500.00	51,197.55	9.350	435.72	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395244426	83,398.00	83,352.50	7.400	514.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395285426	80,750.00	78,470.85	8.025	593.93	0.500	0.075	0	N/A	1

4395501426	125,100.00	125,083.64	7.150	745.39	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395523476	37,600.00	37,365.40	9.000	302.54	0.500	0.075	0	N/A	2

4395554426	188,500.00	182,980.44	8.950	1,509.94	0.500	0.075	0	N/A	1

4395561426	89,250.00	89,250.00	7.200	535.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395671426	74,000.00	71,771.71	7.950	540.41	0.500	0.075	0	N/A	1

4395751426	84,000.00	81,479.51	6.800	476.00	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4395801476	22,800.00	22,649.27	9.000	183.46	0.500	0.075	0	N/A	2

4395917426	52,000.00	50,816.42	9.500	437.25	0.500	0.075	0	N/A	1

4396066476	144,500.00	143,318.11	7.650	1,025.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4396075426	110,400.00	109,850.80	6.500	598.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4396399426	206,000.00	198,594.32	7.725	1,472.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4396462426	140,250.00	136,273.68	9.000	1,128.49	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4396654426	45,900.00	44,334.24	8.375	348.88	0.500	0.075	0	N/A	1

4396780426	114,534.00	106,612.66	8.250	860.46	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4396867476	15,000.00	14,915.17	9.000	120.70	0.500	0.075	0	N/A	2

4396968426	82,450.00	79,848.88	6.850	540.27	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4397220476	33,954.00	33,762.06	9.000	273.21	0.500	0.075	0	N/A	2

4397461476	40,510.00	40,304.70	9.000	325.96	0.500	0.075	0	N/A	2

4397517426	60,350.00	58,716.30	8.225	452.33	0.500	0.075	0	N/A	1

4397825426	176,700.00	168,988.59	6.500	1,116.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4397870426	52,200.00	50,927.87	8.725	409.73	0.500	0.075	0	N/A	1

4398011476	33,937.00	33,765.04	9.000	273.07	0.500	0.075	0	N/A	2

4398087476	20,400.00	20,290.71	9.000	164.15	0.500	0.075	0	N/A	2

4398106426	54,560.00	53,108.35	7.700	389.00	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4398289476	112,000.00	111,497.50	9.000	901.18	0.500	0.075	0	N/A	2

4398322476	39,600.00	39,422.27	9.000	318.64	0.500	0.075	0	N/A	2

4398323426	40,000.00	38,502.50	8.300	301.92	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4398495476	71,100.00	70,842.23	8.600	551.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4398496476	12,600.00	12,554.75	9.000	101.39	0.500	0.075	0	N/A	2

4398648426	64,600.00	62,809.31	7.850	467.28	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4398678476	97,600.00	97,375.79	9.900	849.31	0.500	0.075	0	N/A	1

4398715476	51,300.00	51,157.99	9.900	446.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4398860476	31,724.00	31,599.93	9.000	255.26	0.500	0.075	0	N/A	2

4399124476	24,750.00	24,662.98	9.000	199.15	0.500	0.075	0	N/A	2

4399162476	64,000.00	63,859.55	10.990	609.01	0.500	0.075	0	N/A	2

4399228476	213,750.00	213,439.74	8.000	1,486.23	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4399248476	50,000.00	49,876.71	9.600	424.08	0.500	0.075	0	N/A	2

4399253476	143,500.00	142,997.54	9.990	1,258.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399277476	316,887.00	316,887.00	7.050	1,861.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399283426	153,000.00	152,701.37	6.800	867.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399308476	77,040.00	76,863.06	9.950	673.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399319476	151,920.00	151,360.41	7.600	1,072.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399331476	110,415.00	109,944.40	7.800	794.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399336436	68,000.00	67,368.65	9.300	561.89	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399394476	381,600.00	380,258.46	8.750	3,002.05	0.500	0.075	0	N/A	2

4399403476	131,567.00	131,074.73	7.550	924.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399415476	100,000.00	98,789.81	10.150	1,083.81	0.500	0.075	0	N/A	2

4399440476	50,150.00	50,071.07	11.750	506.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399460476	90,339.00	89,659.81	8.600	701.05	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399464476	155,200.00	154,703.74	9.400	1,293.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399530476	109,285.00	109,285.00	7.100	646.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399543476	96,800.00	96,776.04	7.550	609.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399549476	59,200.00	59,002.29	9.000	476.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399553476	64,000.00	63,846.78	9.900	556.93	0.500	0.075	0	N/A	1

4399558426	114,300.00	113,920.24	8.750	833.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399562476	106,000.00	105,585.60	7.300	726.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399575476	106,227.00	105,760.61	7.650	753.70	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399582476	142,715.00	142,173.38	7.450	993.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399593476	187,200.00	186,582.47	8.150	1,393.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399599476	108,000.00	107,600.54	8.375	820.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399613476	71,920.00	71,711.76	8.800	568.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399623476	218,400.00	217,450.62	7.700	1,557.11	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399636476	86,400.00	86,181.84	9.450	723.35	0.500	0.075	0	N/A	1

4399641426	60,400.00	58,500.78	8.800	477.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399641476	92,800.00	92,098.99	8.350	703.72	0.500	0.075	0	N/A	1

4399642476	138,200.00	137,695.99	7.650	980.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399647476	111,157.00	110,424.86	7.350	765.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399654476	76,400.00	76,186.75	8.550	590.16	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399670476	88,000.00	87,729.62	8.500	676.65	0.500	0.075	0	N/A	1

4399676476	143,868.00	143,868.00	8.000	959.12	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399690476	58,880.00	58,696.51	8.450	450.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399692476	65,600.00	65,241.86	7.950	479.07	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399697476	130,400.00	129,917.93	8.500	1,002.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399700476	80,100.00	79,889.11	9.250	658.97	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399703476	50,400.00	50,276.39	10.300	453.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399704476	158,950.00	158,223.87	7.450	1,105.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399706476	132,000.00	131,573.27	8.250	991.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399727476	95,120.00	94,719.66	7.500	625.96	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399730476	58,488.00	58,356.43	10.000	513.28	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399742476	106,250.00	105,881.37	7.900	772.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399744476	201,447.00	200,690.06	7.500	1,408.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399747476	80,752.00	80,498.79	8.400	615.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399751476	81,600.00	81,336.19	8.250	613.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399769476	110,320.00	110,316.62	7.100	652.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399783476	95,795.00	95,497.68	8.450	733.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399787476	102,800.00	102,506.93	7.750	736.48	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399793476	130,050.00	129,638.07	8.350	986.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399809476	409,422.00	408,081.01	7.050	2,737.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399813476	98,000.00	97,613.07	7.250	668.54	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399814476	87,920.00	87,620.44	7.990	644.52	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399836476	90,000.00	89,734.58	8.700	704.82	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399844476	68,000.00	67,780.14	8.250	510.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399847476	130,940.00	130,469.88	7.750	938.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399862476	65,000.00	64,843.98	9.650	553.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399864476	105,400.00	105,075.02	8.500	810.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399876476	63,120.00	62,853.57	7.990	462.72	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399886476	101,120.00	100,758.49	7.750	724.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399901476	107,653.00	107,286.24	7.990	789.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399905476	202,500.00	201,999.26	9.550	1,710.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399928476	140,800.00	139,770.13	7.250	960.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399936476	73,525.00	73,317.34	8.990	591.07	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399943476	136,712.00	135,946.58	8.250	1,027.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399952476	50,400.00	50,286.35	9.990	441.93	0.500	0.075	0	N/A	1

4399966476	133,450.00	133,069.55	7.750	956.06	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399968476	134,100.00	133,117.16	8.725	1,052.58	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399981476	100,225.00	100,093.33	7.950	693.12	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399986476	91,375.00	91,094.24	8.500	702.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4399997476	142,000.00	141,444.85	7.300	973.52	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4399999476	35,500.00	35,401.53	9.000	285.65	0.500	0.075	0	N/A	1

4410002476	67,900.00	67,778.01	11.050	649.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410007476	50,000.00	49,784.03	10.750	466.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410010476	89,600.00	89,600.00	7.650	571.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410012476	81,200.00	80,543.65	7.200	551.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410020476	191,840.00	191,196.01	8.200	1,434.50	0.500	0.075	0	N/A	1

4410025476	78,837.00	78,611.52	8.850	625.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410033476	81,900.00	81,658.45	8.700	641.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410039476	83,200.00	82,747.62	7.700	593.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410049476	73,500.00	73,405.39	11.550	730.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410054476	128,112.00	127,653.98	7.750	917.82	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410058476	158,950.00	158,395.82	7.875	1,152.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410060476	75,015.00	74,792.28	8.650	584.80	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410062476	79,050.00	78,866.06	8.750	621.89	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410066476	114,750.00	114,202.86	7.800	826.06	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410072476	106,240.00	105,889.56	8.150	790.69	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410079476	76,000.00	75,804.11	8.250	570.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410080476	104,500.00	104,251.81	8.650	814.65	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410083476	109,710.00	109,447.09	9.700	938.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410090476	318,750.00	317,785.29	7.450	2,217.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410104476	84,150.00	83,860.97	7.950	614.54	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410113476	53,600.00	53,203.74	10.250	480.32	0.500	0.075	0	N/A	1

4410115476	185,215.00	184,534.82	7.650	1,314.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410117476	138,400.00	137,816.76	7.350	953.54	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410129476	96,000.00	95,660.21	7.800	691.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410132476	110,850.00	110,438.56	7.550	778.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410138476	112,625.00	111,885.34	7.500	787.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410141476	128,619.00	128,254.96	8.900	1,025.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410155476	116,000.00	115,600.73	7.950	847.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410161476	68,400.00	68,334.13	9.400	548.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410168476	101,150.00	100,778.75	7.900	735.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410172476	80,000.00	79,755.44	7.400	553.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410178476	75,840.00	75,537.59	7.200	514.80	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410186476	352,750.00	352,750.00	7.990	2,348.73	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4410198476	33,600.00	33,525.72	9.000	270.36	0.500	0.075	0	N/A	1

4410205476	50,000.00	49,812.11	7.500	349.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410221476	112,800.00	112,542.89	8.850	895.47	0.500	0.075	0	N/A	1

4410225476	120,000.00	119,544.58	7.450	834.96	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410228476	103,500.00	102,073.85	8.700	1,031.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410244476	88,000.00	87,795.25	8.750	692.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410246476	232,900.00	232,236.07	7.750	1,668.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410257476	83,725.00	83,450.43	9.400	697.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410269476	81,812.00	81,504.56	7.500	572.05	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410270476	20,454.00	20,397.29	9.000	164.58	0.500	0.075	0	N/A	2

4410276476	468,000.00	466,625.24	7.600	3,304.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410281476	130,950.00	128,741.73	7.500	915.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410284476	56,000.00	55,843.52	7.850	405.07	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410286476	80,792.00	80,553.66	8.750	635.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410303476	66,600.00	66,447.57	9.950	582.01	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410324476	186,168.00	185,970.44	8.300	1,336.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410336476	76,500.00	76,250.22	7.300	524.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410358476	19,500.00	19,456.88	9.000	156.91	0.500	0.075	0	N/A	2

4410365476	89,396.00	89,132.35	8.700	700.09	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410375476	87,300.00	87,139.90	9.900	759.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410377476	84,140.00	83,869.77	7.150	568.29	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410392476	59,000.00	58,869.62	9.000	474.73	0.500	0.075	0	N/A	2

4410426476	340,000.00	339,705.30	8.990	2,620.02	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410456476	181,600.00	181,269.05	7.600	1,208.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410466476	780,000.00	777,731.55	7.650	5,534.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410467476	195,000.00	194,569.11	9.000	1,569.02	0.500	0.075	0	N/A	2

4410478476	148,400.00	147,989.52	7.900	1,078.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410481476	36,600.00	36,519.10	9.000	294.50	0.500	0.075	0	N/A	2

4410486426	80,000.00	77,572.11	8.500	615.14	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410526476	34,593.00	34,516.54	9.000	278.35	0.500	0.075	0	N/A	2

4410560426	54,100.00	52,306.44	7.450	376.43	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4410570476	155,700.00	155,306.81	8.350	1,180.69	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4410579476	112,000.00	111,594.56	7.850	810.14	0.500	0.075	0	N/A	1

4410657476	283,500.00	282,805.68	8.500	2,179.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410726476	55,200.00	55,044.21	7.800	397.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4410764476	25,998.00	25,955.07	9.000	209.19	0.500	0.075	0	N/A	2

4410788476	31,000.00	30,931.47	9.000	249.44	0.500	0.075	0	N/A	2

4410918476	13,600.00	13,585.08	9.000	109.43	0.500	0.075	0	N/A	2

4410944476	34,950.00	34,757.24	9.000	281.22	0.500	0.075	0	N/A	2

4411007476	208,831.00	208,339.30	7.250	1,424.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4411010476	26,400.00	26,356.38	9.000	212.43	0.500	0.075	0	N/A	2

4411016476	199,960.00	199,444.26	7.450	1,391.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4411051476	74,643.00	74,487.09	7.850	539.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4411087476	33,500.00	33,463.26	9.000	269.55	0.500	0.075	0	N/A	2

4411110476	142,200.00	141,981.85	7.350	979.72	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4411116476	122,400.00	122,136.51	7.700	872.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4411216476	26,250.00	26,163.43	9.000	211.22	0.500	0.075	0	N/A	2

4411318476	23,785.00	23,758.92	9.000	191.38	0.500	0.075	0	N/A	2

4411327476	31,800.00	31,765.11	9.000	255.88	0.500	0.075	0	N/A	2

4411364476	23,000.00	22,974.77	9.000	185.07	0.500	0.075	0	N/A	2

4411378476	42,200.00	42,153.71	9.000	339.56	0.500	0.075	0	N/A	2

4412020436	75,000.00	74,615.44	9.950	655.41	0.500	0.075	0	N/A	1

4412076426	44,000.00	42,818.14	7.650	312.19	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4412160436	45,798.00	45,512.17	9.000	368.51	0.500	0.075	0	N/A	2

4412422436	16,500.00	16,390.73	8.710	129.34	0.500	0.075	0	N/A	2

4412593436	25,400.00	25,287.77	11.600	253.48	0.500	0.075	0	N/A	2

4412694426	400,000.00	389,179.47	7.700	2,851.85	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4413171426	48,936.00	47,637.59	7.700	348.90	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4413342436	84,000.00	83,574.39	9.000	675.89	0.500	0.075	0	N/A	2

4413613436	15,240.00	15,193.96	11.450	150.34	0.500	0.075	0	N/A	2

4413632436	56,250.00	55,964.94	9.000	452.61	0.500	0.075	0	N/A	2

4413653436	224,190.00	223,668.43	8.450	1,635.01	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4413765436	37,900.00	37,729.90	9.000	304.96	0.500	0.075	0	N/A	2

4413768436	24,190.00	24,074.70	9.300	199.89	0.500	0.075	0	N/A	2

4414233436	33,450.00	33,298.19	9.000	269.15	0.500	0.075	0	N/A	2

4414276426	64,600.00	63,029.26	8.300	487.60	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4414303436	20,550.00	20,505.15	11.750	207.44	0.500	0.075	0	N/A	2

4414369436	163,200.00	163,026.89	7.890	1,073.04	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4414529436	40,350.00	39,609.05	9.000	324.67	0.500	0.075	0	N/A	2

4414631426	49,500.00	48,358.57	8.700	387.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4414792436	129,120.00	128,667.64	8.800	1,020.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4414806436	183,000.00	182,282.83	8.990	1,471.15	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4414942436	163,200.00	162,350.64	7.750	1,169.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4414959436	93,600.00	93,216.81	8.000	686.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4414991426	56,950.00	55,434.31	7.575	401.14	0.500	0.075	0	N/A	1

4415099436	52,470.00	52,328.93	9.150	427.87	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4415174436	240,000.00	239,575.78	8.650	1,730.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415190436	102,800.00	102,334.98	7.500	718.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415250436	279,978.00	279,170.76	8.400	2,132.98	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415295436	107,516.00	107,367.44	8.200	763.76	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415326436	331,500.00	330,886.16	8.150	2,342.36	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4415339436	84,000.00	83,711.45	7.950	613.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415341436	380,000.00	378,586.29	7.550	2,670.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415383436	60,800.00	60,596.91	9.000	489.22	0.500	0.075	0	N/A	2

4415384436	79,600.00	79,260.81	7.800	573.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415393436	120,000.00	119,472.08	8.450	918.45	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415407436	88,400.00	88,152.37	8.950	708.11	0.500	0.075	0	N/A	1

4415412436	121,500.00	121,199.54	9.550	1,026.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415422436	55,000.00	54,869.58	9.750	472.54	0.500	0.075	0	N/A	2

4415424436	114,000.00	113,608.44	7.950	832.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415427436	90,000.00	89,698.50	9.650	766.64	0.500	0.075	36	The prepayment charge will equal Five Percent(5%) of the total unpaid balance at the time of the prepayment	2

4415428436	94,400.00	93,610.83	8.750	742.65	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415430436	101,150.00	100,761.17	8.100	749.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415439426	72,450.00	63,146.14	9.000	582.95	0.500	0.075	0	N/A	1

4415455436	75,950.00	75,629.56	7.850	549.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415473436	288,038.00	286,944.88	8.375	2,189.30	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415495436	57,800.00	57,675.19	10.200	515.80	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415502436	331,118.00	329,836.30	7.350	2,281.32	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415549436	65,600.00	65,365.48	7.750	469.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415564436	85,000.00	84,675.72	8.350	644.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415576436	111,600.00	111,146.22	7.100	749.99	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415581436	152,100.00	151,850.80	7.600	1,012.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415584436	105,400.00	105,185.73	7.400	685.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415586436	111,920.00	111,550.78	8.150	832.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415614436	163,200.00	162,647.92	8.025	1,200.35	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415617436	302,020.00	300,827.65	7.250	2,060.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415624436	93,600.00	93,278.52	7.950	683.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415634436	108,000.00	107,691.12	8.850	857.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415656436	254,156.00	249,333.03	6.900	2,270.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415666436	92,565.00	92,283.09	8.550	715.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415669436	80,000.00	79,882.20	7.950	553.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415670436	129,760.00	129,757.71	8.350	902.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415675436	165,750.00	165,248.05	8.650	1,292.14	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415693436	100,080.00	99,493.04	8.600	776.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415696436	68,800.00	68,670.93	10.850	647.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415698436	105,600.00	105,272.21	8.450	808.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415701436	159,000.00	158,312.75	9.000	1,279.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415721436	134,200.00	133,739.12	7.950	980.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415722436	94,000.00	93,621.48	7.150	634.89	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415739436	68,680.00	68,490.35	10.500	628.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415740436	60,000.00	59,856.19	9.700	513.30	0.500	0.075	0	N/A	1

4415741436	101,915.00	101,601.89	8.500	783.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415744436	136,000.00	135,853.58	8.250	971.23	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415754436	309,400.00	308,184.49	7.275	2,115.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415755436	54,600.00	54,448.59	9.000	439.33	0.500	0.075	0	N/A	1

4415759436	237,100.00	236,173.13	7.300	1,625.49	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415768436	154,912.00	154,263.33	6.950	1,025.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415770436	116,025.00	115,566.92	7.250	791.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415771436	20,475.00	20,418.21	9.000	164.75	0.500	0.075	0	N/A	1

4415785436	76,800.00	76,536.24	7.950	560.86	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4415796436	88,000.00	87,753.47	8.950	704.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415806436	98,940.00	98,585.57	7.740	708.14	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415808436	395,250.00	395,250.00	7.750	2,552.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415809436	69,750.00	69,634.83	9.000	561.23	0.500	0.075	0	N/A	2

4415814436	158,918.00	158,311.31	7.420	1,102.49	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415819436	125,100.00	124,685.23	8.125	928.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415829436	106,400.00	106,064.16	8.450	814.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415834436	107,100.00	106,793.73	8.850	850.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415838436	69,037.00	68,787.24	7.700	492.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415840436	258,548.00	257,771.69	7.490	1,806.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415842436	143,650.00	143,650.00	7.490	896.62	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415844436	110,700.00	110,445.05	8.800	874.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415845436	76,000.00	75,738.97	7.950	555.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415853436	132,212.00	131,744.04	7.800	951.76	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415856436	129,080.00	128,863.85	7.500	849.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415860436	70,000.00	69,823.21	8.350	530.82	0.500	0.075	0	N/A	2

4415863436	128,247.00	127,765.08	7.500	896.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415866436	68,000.00	67,821.00	9.250	559.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415868436	81,600.00	81,336.19	8.250	613.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415871436	63,920.00	63,711.26	8.200	477.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415875436	121,600.00	121,124.62	7.300	833.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415876436	30,400.00	30,315.69	9.700	260.07	0.500	0.075	0	N/A	2

4415885426	47,200.00	46,018.01	7.900	343.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415891426	58,500.00	57,122.64	8.500	449.82	0.500	0.075	0	N/A	1

4415901436	130,215.00	129,710.95	7.350	897.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415912436	126,750.00	126,590.91	11.650	1,269.73	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415933436	61,200.00	60,725.08	8.850	544.75	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4415934436	240,550.00	239,600.31	7.250	1,640.98	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415939436	24,933.00	24,877.90	9.000	200.62	0.500	0.075	0	N/A	2

4415950436	77,200.00	77,014.99	9.700	660.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415959436	207,000.00	207,000.00	8.200	1,414.50	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	1

4415962436	77,600.00	77,361.58	8.500	596.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4415977436	104,890.00	104,522.45	7.850	758.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4415984436	96,050.00	96,050.00	9.000	720.38	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4415990436	128,775.00	128,271.54	7.300	882.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416000436	432,000.00	431,510.38	8.850	3,282.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416005436	99,000.00	98,831.84	7.450	647.84	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4416012436	128,392.00	127,967.62	8.140	954.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416014436	65,200.00	64,301.69	8.700	649.72	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416019436	107,992.00	107,392.64	7.850	781.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416032436	75,000.00	74,768.26	8.450	574.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416045436	51,200.00	51,076.35	9.750	439.89	0.500	0.075	0	N/A	1

4416052436	184,000.00	183,459.50	7.600	1,299.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416061436	43,200.00	43,103.70	9.000	347.60	0.500	0.075	0	N/A	1

4416069436	105,900.00	105,645.15	8.650	825.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416076436	118,846.00	118,468.04	7.200	806.72	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416084436	87,336.00	87,011.09	7.550	613.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416087436	76,120.00	75,893.20	8.650	593.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416090436	135,000.00	134,859.53	9.140	1,055.92	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416096426	46,500.00	45,492.39	9.000	374.15	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4416117436	153,000.00	152,581.01	7.950	1,117.34	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416130436	76,415.00	76,200.93	8.950	612.11	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416137436	96,857.00	96,580.87	7.750	693.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416140426	45,000.00	43,909.72	8.800	355.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416179436	88,000.00	87,765.72	8.090	651.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416187436	82,428.00	82,204.06	7.990	604.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416197426	101,120.00	97,702.82	7.650	717.47	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416217436	71,100.00	70,949.08	10.300	639.78	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416238436	109,600.00	109,226.67	6.850	718.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416266436	148,000.00	147,524.67	7.150	999.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416312436	100,000.00	99,756.01	8.600	776.02	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416340436	101,000.00	100,796.76	9.450	845.59	0.500	0.075	0	N/A	2

4416357436	140,000.00	139,875.33	7.900	962.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416443436	71,600.00	71,507.07	7.600	476.48	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416449436	94,000.00	93,752.76	8.150	699.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416481436	88,400.00	87,381.14	8.150	852.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416483436	22,100.00	21,863.72	9.000	224.16	0.500	0.075	0	N/A	1

4416505436	124,000.00	123,707.79	8.900	988.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416506436	31,000.00	30,931.47	9.000	249.44	0.500	0.075	0	N/A	1

4416521436	62,000.00	61,932.01	9.000	498.87	0.500	0.075	0	N/A	2

4416535436	109,000.00	108,743.34	7.250	743.58	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416575436	77,425.00	77,275.87	8.250	581.67	0.500	0.075	36	The PREPAYMENT CHARGE will equal two percent(2%) of the unpaid balance	2

4416592436	19,045.00	19,002.88	9.000	153.25	0.500	0.075	0	N/A	2

4416593436	211,000.00	210,844.97	8.650	1,570.95	0.500	0.075	0	N/A	2

4416624436	57,000.00	56,874.03	9.000	458.64	0.500	0.075	0	N/A	2

4416653436	180,000.00	179,701.47	8.990	1,447.03	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416657436	83,700.00	83,514.65	8.990	672.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416695426	37,500.00	36,703.77	9.100	304.44	0.500	0.075	0	N/A	2

4416726436	28,000.00	27,953.76	9.000	225.30	0.500	0.075	0	N/A	2

4416734426	52,200.00	50,385.65	7.950	381.21	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4416763436	36,268.00	36,193.39	9.000	291.83	0.500	0.075	0	N/A	2

4416786436	25,706.00	25,663.55	9.000	206.84	0.500	0.075	0	N/A	2

4416796436	18,070.00	18,040.16	9.000	145.40	0.500	0.075	0	N/A	2

4416807436	223,274.00	222,762.68	7.390	1,544.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416816436	108,000.00	107,664.85	7.650	766.28	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416835436	24,200.00	24,167.46	9.000	194.72	0.500	0.075	0	N/A	2

4416861436	151,120.00	150,745.44	6.990	1,004.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4416871436	133,000.00	132,802.18	9.500	1,118.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4416901426	51,450.00	50,041.31	10.250	461.05	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4416945436	173,690.00	173,188.93	8.250	1,304.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4417001436	15,468.00	15,451.04	9.000	124.46	0.500	0.075	0	N/A	2

4417044436	26,998.00	26,953.40	9.000	217.24	0.500	0.075	0	N/A	2

4417062436	41,400.00	41,354.59	9.000	333.12	0.500	0.075	0	N/A	2

4417098436	50,300.00	50,244.83	9.000	404.73	0.500	0.075	0	N/A	2

4417102436	16,830.00	16,811.55	9.000	135.42	0.500	0.075	0	N/A	2

4417130436	380,000.00	379,688.61	6.750	2,292.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4417153436	34,600.00	34,581.10	9.000	278.40	0.500	0.075	0	N/A	2

4417202436	131,368.00	131,223.64	8.990	1,056.08	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4417206436	29,400.00	29,267.76	9.000	236.56	0.500	0.075	0	N/A	2

4417208436	32,660.00	32,621.96	9.000	262.79	0.500	0.075	0	N/A	2

4417250436	33,593.00	33,556.16	9.000	270.30	0.500	0.075	0	N/A	2

4417284436	87,980.00	87,883.52	9.000	707.91	0.500	0.075	0	N/A	2

4417293436	29,300.00	29,267.86	9.000	235.76	0.500	0.075	0	N/A	2

4417441426	52,000.00	49,735.92	7.280	352.55	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4417851426	43,569.00	42,515.14	7.950	318.18	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4418395426	35,000.00	34,184.30	7.925	255.00	0.500	0.075	0	N/A	1

4418851426	80,325.00	78,490.44	8.250	603.46	0.500	0.075	0	N/A	1

4418929426	45,000.00	44,056.15	8.990	361.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4418970426	80,000.00	77,597.71	7.050	534.94	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4418987426	73,625.00	72,046.68	8.800	581.84	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4419220426	31,050.00	30,066.73	7.750	222.45	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4419896426	64,000.00	62,730.24	9.250	526.52	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4419931426	109,225.00	106,487.21	7.900	793.86	0.500	0.075	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4421776426	40,000.00	38,880.81	8.400	304.74	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4421803426	49,000.00	47,623.58	6.900	322.72	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4421870426	65,700.00	63,864.03	6.850	430.51	0.500	0.075	0	N/A	1

4421971426	127,500.00	124,955.54	8.990	1,024.98	0.500	0.075	0	N/A	1

4422154426	78,660.00	76,645.31	7.600	555.40	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4422162426	46,750.00	43,741.76	7.700	333.31	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4422377426	46,350.00	44,851.71	7.325	318.56	0.500	0.075	0	N/A	1

4422478426	46,650.00	45,281.69	6.750	302.58	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4422996426	70,000.00	68,175.09	8.575	541.97	0.500	0.075	0	N/A	1

4423364426	54,000.00	52,277.54	8.300	407.59	0.500	0.075	0	N/A	1

4423679426	179,200.00	171,956.15	5.990	1,073.25	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4423686426	49,000.00	47,424.51	6.375	305.70	0.500	0.075	0	N/A	1

4424079426	51,000.00	49,472.36	7.600	360.10	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4424159426	39,000.00	38,151.12	8.900	311.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4424781426	33,700.00	32,683.29	6.750	218.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4424798426	47,500.00	46,090.31	6.600	303.37	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4425255426	100,800.00	97,911.29	8.200	753.74	0.500	0.075	0	N/A	2

4425519426	51,000.00	48,701.84	7.075	341.88	0.500	0.075	0	N/A	1

4425595426	47,500.00	46,035.22	7.350	327.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4425625426	85,500.00	83,504.82	7.875	619.94	0.500	0.075	0	N/A	1

4427419426	90,000.00	87,415.99	7.750	644.78	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4429076426	42,850.00	41,060.88	7.300	293.77	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4429650426	108,900.00	106,076.57	8.400	829.65	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4430074426	80,750.00	72,354.29	9.100	823.84	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4430157426	88,000.00	85,593.09	7.500	615.82	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4431142426	71,100.00	69,401.95	8.750	559.35	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4468133426	141,500.00	140,551.70	10.875	1,334.19	0.500	0.075	0	N/A	2

4479053426	60,000.00	59,786.02	11.700	603.35	0.500	0.075	0	N/A	2

4479262426	170,000.00	167,898.13	6.600	1,085.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4479266426	94,696.00	93,213.51	7.450	658.89	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4481842426	51,000.00	50,811.05	10.500	466.52	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4482890426	110,500.00	109,500.77	7.750	791.64	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4483421426	261,000.00	259,336.22	7.250	1,780.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4483946426	69,300.00	69,182.26	10.250	621.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4484242426	205,000.00	203,573.69	6.800	1,336.45	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4484253426	135,000.00	134,241.86	7.200	916.37	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485221426	745,000.00	745,000.00	7.400	4,594.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485479426	54,000.00	53,786.83	8.200	403.79	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4485564426	271,000.00	271,000.00	6.800	1,535.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485644426	266,421.00	266,421.00	7.350	1,631.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485647426	324,500.00	322,659.82	7.150	2,191.70	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485836426	198,900.00	197,594.38	7.100	1,336.68	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485889426	474,950.00	474,950.00	7.200	2,849.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4485927426	56,000.00	55,838.29	10.450	510.17	0.500	0.075	0	N/A	1

4485953426	73,100.00	72,954.44	9.500	614.67	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4486423426	171,000.00	169,947.58	7.150	1,154.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4486453426	255,000.00	255,000.00	7.350	1,561.88	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4486568426	120,000.00	119,332.66	7.250	818.62	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4486902426	76,300.00	75,488.07	7.200	517.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4487001426	84,756.05	84,427.95	7.350	583.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4487156426	100,620.00	100,301.29	8.350	763.01	0.500	0.075	0	N/A	2

4487511426	190,000.00	188,996.84	7.700	1,354.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4487543426	118,600.00	117,907.45	7.000	789.05	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4487733426	144,600.00	143,785.33	7.200	981.53	0.500	0.075	0	N/A	2

4487792426	265,000.00	263,846.27	6.750	1,718.79	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4487897426	255,000.00	254,256.04	9.650	2,172.15	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4487946426	187,200.00	186,717.33	9.350	1,553.64	0.500	0.075	0	N/A	1

4487968426	225,000.00	224,231.07	9.650	1,916.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4488319426	50,000.00	49,836.72	8.200	373.88	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4488343426	113,600.00	113,120.37	7.900	825.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4488501426	113,900.00	113,542.84	8.400	867.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4488540426	161,500.00	160,733.85	8.600	1,253.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4488559426	120,700.00	120,498.61	8.950	966.85	0.500	0.075	0	N/A	1

4488636426	172,800.00	172,194.48	7.850	1,249.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4488645426	212,100.00	211,434.96	8.400	1,615.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4488650426	107,910.00	107,759.98	8.150	762.49	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4488699426	99,655.00	99,365.59	8.775	785.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4488782426	136,605.20	136,115.15	7.750	978.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4488787426	105,000.00	104,569.98	7.700	748.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4488871426	55,920.00	55,815.07	10.850	526.22	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4488900426	157,500.00	157,226.11	11.200	1,523.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489016426	103,500.00	103,213.50	9.900	900.65	0.500	0.075	0	N/A	2

4489028426	73,950.00	73,736.34	8.800	584.41	0.500	0.075	0	N/A	1

4489103426	50,000.00	49,829.96	8.000	366.89	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489128426	76,000.00	75,701.13	8.200	568.30	0.500	0.075	0	N/A	1

4489140426	52,200.00	52,068.17	9.450	437.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489143426	122,000.00	121,643.86	8.750	959.78	0.500	0.075	0	N/A	1

4489154426	65,450.00	65,306.66	10.150	581.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489229426	70,200.00	69,983.72	9.350	582.62	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489290426	74,212.00	73,845.26	7.050	496.23	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489303426	552,796.80	552,796.80	7.100	3,270.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489346426	85,000.00	83,716.97	7.650	795.23	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489347426	56,000.00	55,900.57	11.200	541.79	0.500	0.075	36	The prepayment charge will equal Five Percent(5%) of the total unpaid balance at the time of the prepayment	2

4489417426	106,000.00	105,617.25	7.700	755.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489425426	77,500.00	77,258.02	10.050	682.99	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489444426	177,000.00	177,000.00	6.750	995.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489446426	53,125.00	52,959.80	10.400	481.99	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489475426	59,600.00	59,424.22	8.700	466.75	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489488426	210,000.00	210,000.00	6.400	1,120.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489515426	272,000.00	271,224.98	8.900	2,169.04	0.500	0.075	0	N/A	1

4489555426	261,000.00	260,799.54	7.350	1,598.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489573426	247,000.00	247,000.00	8.100	1,667.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489587426	500,000.00	498,043.74	7.300	3,427.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489591426	80,010.00	79,799.34	9.250	658.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489609426	129,000.00	128,587.18	8.300	973.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489622426	71,250.00	71,138.90	11.700	716.48	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4489623426	110,500.00	110,279.67	9.100	837.96	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489636426	93,082.00	91,882.06	8.100	689.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489643426	140,125.00	139,748.36	9.150	1,142.64	0.500	0.075	0	N/A	1

4489660426	380,000.00	378,439.63	7.050	2,540.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489713426	80,100.00	79,899.83	9.500	673.53	0.500	0.075	0	N/A	1

4489717426	63,000.00	62,770.22	7.650	447.00	0.500	0.075	36	The PREPAYMENT CHARGE will equal two percent(2%) of the unpaid balance	2

4489724426	213,000.00	212,142.36	7.150	1,438.62	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	2

4489726426	352,000.00	350,637.45	7.350	2,425.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489746426	104,800.00	104,477.97	8.500	805.83	0.500	0.075	0	N/A	1

4489779426	88,000.00	87,694.73	7.900	639.59	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489795426	114,750.00	114,348.88	8.050	846.00	0.500	0.075	0	N/A	1

4489813426	220,500.00	220,207.01	8.310	1,584.69	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489816426	195,500.00	194,841.44	8.100	1,448.17	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4489823426	90,000.00	89,668.49	7.600	635.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489826426	95,920.00	95,537.54	7.200	651.10	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489835426	75,150.00	74,945.92	9.100	610.09	0.500	0.075	0	N/A	1

4489864426	175,500.00	175,500.00	10.000	1,462.50	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489867426	99,000.00	98,638.71	7.840	715.42	0.500	0.075	0	N/A	1

4489871426	175,000.00	174,407.99	8.025	1,287.14	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489889426	422,000.00	422,000.00	8.350	2,936.42	0.500	0.075	0	N/A	2

4489892426	231,920.00	231,130.76	8.000	1,701.75	0.500	0.075	0	N/A	2

4489898426	115,300.00	115,117.58	7.700	775.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489923426	129,000.00	129,000.00	6.400	688.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4489933426	83,000.00	82,787.25	9.400	691.87	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4489934426	66,600.00	66,430.63	9.650	567.32	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489935426	119,000.00	117,644.15	7.850	860.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4489999426	100,000.00	99,666.79	8.100	740.75	0.500	0.075	0	N/A	1

4490003426	114,511.50	114,075.85	7.950	836.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490010426	183,600.00	182,828.36	7.000	1,221.50	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4490018426	129,200.00	128,653.65	6.900	850.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490019426	127,200.00	126,849.01	9.500	1,069.57	0.500	0.075	0	N/A	1

4490040426	110,500.00	110,060.74	7.550	776.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490041426	111,300.00	111,021.46	11.750	1,123.48	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4490044426	50,000.00	49,897.25	10.300	449.92	0.500	0.075	0	N/A	1

4490048426	97,750.00	97,404.00	7.800	703.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490129426	79,200.00	78,893.42	7.350	545.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490133426	249,600.00	249,600.00	8.300	1,726.40	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4490144426	60,000.00	59,882.49	10.650	555.59	0.500	0.075	0	N/A	2

4490171426	119,000.00	118,583.02	7.850	860.77	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4490176426	89,250.00	88,904.53	7.350	614.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490181426	288,000.00	286,885.24	8.650	2,245.16	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4490201426	141,300.00	140,900.09	8.900	1,126.78	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4490208426	55,000.00	54,807.25	7.850	397.84	0.500	0.075	0	N/A	2

4490224426	88,200.00	87,861.96	7.400	610.68	0.500	0.075	0	N/A	1

4490225426	66,400.00	66,191.75	8.400	505.87	0.500	0.075	0	N/A	1

4490239426	103,500.00	103,113.10	8.450	792.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490266426	105,000.00	104,635.74	7.900	763.15	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4490277426	195,000.00	194,419.34	9.250	1,604.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490282426	124,650.00	124,378.67	10.200	1,112.36	0.500	0.075	0	N/A	1

4490330426	170,000.00	169,498.62	8.700	1,331.33	0.500	0.075	0	N/A	1

4490331426	126,600.00	125,051.11	6.400	791.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490343426	183,750.00	183,011.14	8.700	1,439.01	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490376426	165,000.00	164,274.64	6.700	1,064.71	0.500	0.075	36	The PREPAYMENT CHARGE will equal two percent(2%) of the unpaid balance	2

4490377426	116,100.00	115,671.93	9.750	997.48	0.500	0.075	0	N/A	1

4490379426	94,000.00	93,815.92	10.650	870.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490382426	114,500.00	113,072.89	7.150	773.35	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490390426	59,892.00	59,669.15	7.550	420.83	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4490406426	89,910.00	89,692.25	9.650	765.88	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4490415426	268,000.00	268,000.00	8.475	1,892.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490419426	60,000.00	59,451.39	7.500	483.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490469426	102,600.00	102,471.14	8.500	752.16	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4490506426	124,500.00	124,090.30	8.200	930.96	0.500	0.075	0	N/A	1

4490525426	58,250.00	58,173.56	8.350	420.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490572426	122,400.00	121,992.13	8.100	906.68	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490574426	102,500.00	100,999.74	7.600	723.73	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4490575426	54,400.00	54,307.52	10.250	487.48	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490578426	205,000.00	204,295.96	7.950	1,497.08	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

4490583426	50,000.00	49,875.05	9.500	420.43	0.500	0.075	0	N/A	1

4490584426	156,600.00	155,993.79	7.350	1,078.94	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490585426	142,500.00	142,071.04	8.600	1,105.82	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4490586426	174,400.00	174,241.84	9.600	1,426.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490632426	215,000.00	214,117.17	7.050	1,437.63	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4490665426	220,000.00	220,000.00	8.100	1,485.00	0.500	0.075	0	N/A	1

4490677426	59,925.00	59,793.04	10.100	530.32	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490699426	305,000.00	303,735.27	7.000	2,029.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490703426	250,000.00	248,868.63	6.550	1,588.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490740426	105,000.00	104,569.96	7.100	705.64	0.500	0.075	0	N/A	2

4490750426	136,800.00	136,484.95	8.800	1,081.10	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490776426	57,000.00	56,196.12	7.600	402.47	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4490835426	164,500.00	163,935.02	7.950	1,201.32	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490897426	135,000.00	131,326.83	6.550	1,010.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4490900426	216,000.00	215,147.21	7.250	1,473.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490903426	160,000.00	159,368.29	7.250	1,091.49	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4490918426	108,000.00	107,650.89	8.250	811.37	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4490929426	123,500.00	123,058.49	7.750	884.77	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4490950426	97,750.00	97,500.60	8.300	737.81	0.500	0.075	0	N/A	2

4490957426	194,000.00	193,693.28	6.900	1,191.52	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490971426	225,000.00	223,854.19	8.900	1,794.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4490992426	105,000.00	104,659.91	7.150	709.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491012426	307,800.00	307,800.00	8.450	2,167.43	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491019426	74,800.00	74,605.10	9.300	618.08	0.500	0.075	0	N/A	1

4491025426	138,000.00	137,999.85	7.450	856.75	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4491059426	183,750.00	183,305.09	9.650	1,565.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491071426	63,750.00	63,611.54	10.200	568.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491127426	229,600.00	228,644.22	7.550	1,613.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491151426	112,050.00	111,684.11	8.200	837.86	0.500	0.075	0	N/A	1

4491156426	154,700.00	154,204.94	8.300	1,167.66	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4491171426	252,000.00	250,923.99	6.850	1,651.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491177426	73,800.00	73,632.23	9.950	644.93	0.500	0.075	0	N/A	2

4491179426	47,250.00	46,388.33	8.625	367.51	0.500	0.075	0	N/A	1

4491211426	112,500.00	112,157.87	8.550	869.02	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491223426	141,550.00	141,123.89	8.600	1,098.45	0.500	0.075	0	N/A	1

4491232426	149,685.00	149,210.84	8.350	1,135.08	0.500	0.075	0	N/A	1

4491264426	65,000.00	63,239.89	9.200	532.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491269426	74,900.00	74,660.30	8.300	565.34	0.500	0.075	0	N/A	2

4491273426	66,960.00	66,798.29	9.700	572.84	0.500	0.075	0	N/A	1

4491286426	132,750.00	132,517.69	11.350	1,299.45	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491294426	86,400.00	86,174.89	9.300	713.93	0.500	0.075	0	N/A	1

4491304426	90,000.00	89,714.91	8.350	682.48	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491312426	267,000.00	267,000.00	6.800	1,513.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491317426	244,000.00	243,140.99	8.000	1,790.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491334426	54,750.00	54,635.89	11.250	531.77	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4491363426	274,500.00	273,639.29	8.400	2,091.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491426426	191,000.00	186,896.69	7.200	1,296.49	0.500	0.075	0	N/A	1

4491436426	61,125.00	61,030.70	11.750	617.01	0.500	0.075	0	N/A	2

4491441426	68,000.00	67,830.03	8.400	518.05	0.500	0.075	0	N/A	1

4491457426	111,000.00	110,181.28	7.550	779.94	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491463426	89,010.00	88,801.15	9.800	768.01	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4491465426	231,534.00	230,893.53	7.900	1,682.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491493426	188,000.00	186,121.05	6.600	1,200.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491494426	220,500.00	219,874.93	8.900	1,758.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491513426	594,000.00	591,959.99	7.950	4,337.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491519426	50,000.00	49,748.18	7.700	356.49	0.500	0.075	0	N/A	2

4491524426	65,000.00	64,732.59	7.300	445.63	0.500	0.075	0	N/A	2

4491546426	110,500.00	110,237.54	8.650	861.43	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491573426	72,900.00	72,734.28	9.950	637.06	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4491592426	93,600.00	93,452.47	11.650	937.64	0.500	0.075	0	N/A	1

4491598426	159,300.00	158,747.34	7.900	1,157.81	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491620426	185,250.00	185,105.72	9.350	1,479.06	0.500	0.075	0	N/A	1

4491671426	152,000.00	152,000.00	7.800	988.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491691426	119,187.00	118,734.68	7.450	829.30	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491703426	79,200.00	79,013.25	8.850	628.74	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4491721426	231,500.00	230,502.32	6.800	1,509.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491730426	79,900.00	79,672.21	7.750	572.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491737426	152,000.00	151,566.69	7.750	1,088.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491800426	76,000.00	75,821.31	8.700	595.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491834426	293,200.00	293,200.00	7.125	1,740.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4491881426	343,000.00	341,876.57	7.050	2,293.52	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491912426	53,000.00	52,919.18	11.200	512.76	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4491951426	116,850.00	116,744.44	8.850	887.87	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4492011426	261,000.00	260,452.45	9.250	2,147.19	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4492143426	90,300.00	89,973.98	6.550	573.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492152426	67,000.00	66,870.74	9.650	570.72	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4492159426	93,000.00	92,484.54	7.000	618.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492239426	165,000.00	164,475.27	7.200	1,120.01	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492301426	206,682.30	206,031.50	7.250	1,409.94	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4492370426	126,000.00	125,583.21	7.000	838.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492403426	263,000.00	260,658.30	7.000	1,749.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492516426	364,956.85	363,773.19	7.100	2,452.63	0.500	0.075	0	N/A	1

4492537426	157,463.00	157,463.00	8.100	1,062.88	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

4492554426	96,600.00	96,377.53	8.800	763.41	0.500	0.075	36	The prepayment charge will equal Five Percent(5%) of the total unpaid balance at the time of the prepayment	2

4492570426	180,000.00	177,876.72	6.600	1,149.59	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492580426	85,500.00	85,340.54	10.250	766.17	0.500	0.075	0	N/A	1

4492586426	142,800.00	142,289.44	6.900	940.49	0.500	0.075	0	N/A	2

4492742426	145,000.00	141,208.51	6.500	916.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492789426	166,000.00	165,394.81	6.500	1,049.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492846426	214,400.00	213,720.23	7.600	1,513.83	0.500	0.075	0	N/A	1

4492920426	478,710.00	478,710.00	7.750	3,091.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4492933426	67,150.00	67,008.84	8.100	497.42	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	1

4493026426	122,000.00	121,798.58	9.000	981.64	0.500	0.075	0	N/A	1

4493092426	198,900.00	198,701.41	7.500	1,308.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493142426	68,500.00	68,347.11	9.000	551.17	0.500	0.075	0	N/A	1

4493156426	217,000.00	216,999.45	6.750	1,220.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493242426	133,000.00	132,861.02	11.150	1,281.69	0.500	0.075	0	N/A	2

4493304426	267,500.00	266,988.04	8.300	2,019.05	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493308426	130,000.00	129,668.87	6.800	847.51	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493317426	177,600.00	177,113.63	7.950	1,296.99	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493362426	321,480.00	321,479.99	6.850	1,835.12	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493399426	100,500.00	100,154.37	6.450	631.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493598426	126,000.00	125,756.77	8.250	946.60	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4493634426	165,300.00	164,862.18	6.650	1,061.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493640426	144,000.00	142,312.85	7.700	1,026.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493681426	300,000.00	299,197.67	6.600	1,915.98	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493700426	163,260.00	162,918.99	7.850	1,180.92	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4493706426	136,000.00	135,586.42	6.450	855.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493782426	259,200.00	259,200.00	7.950	1,717.20	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493812426	183,965.40	183,482.87	6.700	1,187.09	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4493818426	304,000.00	302,735.03	6.450	1,768.98	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493828426	138,098.65	137,746.86	6.850	904.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493831426	176,600.00	174,654.34	6.450	1,110.44	0.500	0.075	0	N/A	2

4493853426	266,000.00	265,074.05	6.500	1,681.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4493868426	175,137.00	175,137.00	7.050	1,028.93	0.500	0.075	0	N/A	2

4493934426	50,000.00	49,903.67	8.250	375.64	0.500	0.075	0	N/A	2

4493951426	124,281.00	124,026.57	7.950	907.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4493958426	195,000.00	194,660.96	8.750	1,534.07	0.500	0.075	0	N/A	2

4493970426	126,700.00	126,351.16	6.450	796.67	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4494032426	115,900.00	115,657.41	7.840	837.55	0.500	0.075	0	N/A	1

4494241426	146,992.00	146,613.88	6.800	958.28	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4494270426	210,690.00	210,663.67	7.650	1,343.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4494374426	110,000.00	109,760.82	7.650	780.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4494408426	200,000.00	199,573.78	7.750	1,432.83	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4494421426	520,200.00	520,200.00	7.400	3,207.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4494446426	455,000.00	455,000.00	7.000	2,654.17	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4494456426	113,366.00	113,133.92	7.950	827.90	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4494524426	69,700.00	69,522.44	6.850	456.72	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

4494594426	314,000.00	313,487.64	6.450	1,827.17	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4494645426	176,000.00	175,031.02	6.900	1,159.14	0.500	0.075	0	N/A	2

4494723426	236,700.00	236,658.06	7.550	1,489.24	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4494949426	69,600.00	69,504.37	7.900	505.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4494962426	153,000.00	152,769.89	7.450	1,064.57	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4495135426	157,500.00	156,538.59	6.750	1,021.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495153426	206,700.00	206,530.56	7.000	1,375.19	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495197426	150,000.00	148,549.89	7.850	1,085.01	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495273426	97,700.00	97,632.90	7.450	639.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4495408426	424,550.00	424,550.00	8.400	2,971.85	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495422426	23,175.00	23,149.57	9.000	186.48	0.500	0.075	0	N/A	2

4495469426	254,880.00	254,481.12	7.250	1,738.74	0.500	0.075	0	N/A	1

4495546426	210,444.30	210,346.68	6.450	1,131.14	0.500	0.075	0	N/A	2

4495678426	182,277.00	181,952.89	6.600	1,164.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495717426	183,000.00	182,696.14	6.950	1,211.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4495849426	105,350.00	105,175.06	6.950	697.37	0.500	0.075	36	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	2

4495910426	324,800.00	324,800.00	7.550	2,043.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700000619	154,400.00	154,308.64	7.900	1,062.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700001317	155,200.00	154,762.00	7.800	1,117.24	0.500	0.075	0	N/A	1

4700005317	136,000.00	136,000.00	7.900	895.33	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700010317	374,000.00	373,391.33	7.600	2,488.87	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700017619	258,000.00	257,716.48	8.990	2,074.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700020619	188,000.00	188,000.00	7.990	1,251.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700020922	91,400.00	91,327.02	10.500	836.08	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700022179	650,000.00	648,227.58	6.500	4,108.45	0.500	0.075	0	N/A	2

4700022436	29,390.00	29,357.77	9.000	236.48	0.500	0.075	0	N/A	2

4700022772	45,000.00	44,841.08	11.250	437.07	0.500	0.075	12	The prepayment charge will equal TWO PERCENT(2%) of the BALANCE DUE on the date of prepayment	2

4700025678	238,000.00	237,685.20	7.700	1,601.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700032179	160,522.00	160,522.00	8.000	1,070.15	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700032278	277,388.00	277,388.00	7.400	1,710.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700036913	436,000.00	436,000.00	6.990	2,539.70	0.500	0.075	0	N/A	2

4700038965	398,000.00	397,408.03	9.500	3,346.60	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700042913	68,000.00	67,924.15	11.150	655.30	0.500	0.075	0	N/A	2

4700047317	182,000.00	181,457.73	8.650	1,418.82	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700048922	250,000.00	250,000.00	7.490	1,560.42	0.500	0.075	0	N/A	2

4700049678	209,560.00	209,066.59	7.250	1,429.57	0.500	0.075	0	N/A	1

4700055317	177,650.00	177,650.00	7.800	1,154.72	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700055965	241,747.00	241,563.46	8.450	1,763.05	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700058619	190,500.00	190,028.78	7.000	1,267.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700061426	119,000.00	118,893.46	6.550	756.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700066965	82,871.00	82,793.36	9.750	711.99	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700072922	196,000.00	195,999.99	8.650	1,412.84	0.500	0.075	0	N/A	1

4700076317	69,700.00	69,536.45	9.850	603.96	0.500	0.075	0	N/A	1

4700080922	500,000.00	500,000.00	5.990	2,495.83	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700081317	106,250.00	106,008.48	9.950	928.50	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700081426	166,000.00	165,876.80	7.500	1,160.70	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700082317	202,500.00	201,807.93	7.990	1,484.47	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700083436	184,500.00	184,374.05	7.400	1,200.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700088317	226,950.00	226,950.00	7.850	1,484.63	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700091436	23,800.00	23,773.88	9.000	191.51	0.500	0.075	0	N/A	2

4700093179	195,947.00	195,606.31	8.750	1,541.52	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700093278	403,000.00	402,597.66	7.500	2,652.03	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700094317	81,000.00	80,742.10	8.400	617.09	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700098317	264,000.00	263,400.72	10.250	2,365.71	0.500	0.075	0	N/A	1

4700098922	458,400.00	458,400.00	5.990	2,288.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700099278	250,000.00	249,992.07	8.650	1,802.09	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700100278	340,000.00	340,000.00	6.750	1,912.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700102619	137,600.00	137,420.38	7.600	915.70	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700103772	50,212.00	50,064.02	11.000	478.19	0.500	0.075	0	N/A	2

4700106922	208,000.00	208,000.00	6.375	1,105.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700106965	204,000.00	204,000.00	6.500	1,105.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700108278	149,000.00	148,820.78	10.500	1,362.97	0.500	0.075	0	N/A	2

4700111317	138,400.00	138,379.87	7.900	911.14	0.500	0.075	0	N/A	1

4700113965	495,000.00	495,000.00	6.990	2,883.38	0.500	0.075	0	N/A	2

4700114922	93,598.00	93,524.08	10.550	859.68	0.500	0.075	0	N/A	2

4700115922	218,500.00	218,426.66	7.250	1,356.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700116922	308,000.00	308,000.00	5.625	1,443.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700120317	140,000.00	139,591.30	8.750	1,101.39	0.500	0.075	0	N/A	2

4700122179	300,000.00	299,878.47	9.200	2,360.38	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700122913	98,000.00	97,897.57	11.150	944.41	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700126317	96,300.00	96,049.29	8.200	720.09	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700127922	480,000.00	479,681.53	7.500	3,158.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700130965	475,000.00	474,074.28	6.125	2,886.16	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700132317	73,200.00	72,968.09	8.350	555.09	0.500	0.075	0	N/A	1

4700133922	472,000.00	472,000.00	6.300	2,478.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700142317	157,600.00	156,977.81	7.250	1,075.11	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700142426	84,500.00	84,432.76	7.150	570.72	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the unpaid balance	2

4700143278	392,000.00	391,999.30	6.450	2,107.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700155317	309,400.00	309,000.68	8.500	2,268.20	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700156913	363,000.00	362,827.38	8.650	2,702.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700157317	207,000.00	206,294.80	7.990	1,517.45	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700158922	297,050.00	296,960.54	7.540	1,911.05	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700165426	121,500.00	121,290.19	6.750	788.05	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700166317	403,200.00	399,998.99	8.650	3,537.44	0.500	0.075	0	N/A	1

4700173317	197,910.00	197,910.00	7.350	1,212.20	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700174317	272,000.00	271,073.33	7.990	1,993.95	0.500	0.075	0	N/A	2

4700175317	82,800.00	82,718.80	9.340	660.45	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

4700175426	102,900.00	102,813.12	6.850	674.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700184317	132,000.00	131,537.44	7.850	954.81	0.500	0.075	0	N/A	1

4700189426	129,500.00	129,401.94	7.400	896.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700195317	153,085.00	153,085.00	8.350	1,065.22	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700195619	44,000.00	43,969.48	11.150	424.02	0.500	0.075	0	N/A	2

4700197317	175,500.00	175,500.00	7.900	1,155.38	0.500	0.075	0	N/A	1

4700198436	26,400.00	26,371.03	9.000	212.43	0.500	0.075	0	N/A	2

4700199913	696,000.00	696,000.00	6.750	3,915.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700205619	28,000.00	27,981.21	11.300	273.02	0.500	0.075	0	N/A	2

4700215317	60,000.00	59,861.70	10.050	528.77	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4700216317	167,900.00	167,269.09	7.500	1,173.99	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700219436	124,000.00	123,864.01	9.000	997.74	0.500	0.075	0	N/A	2

4700234317	59,500.00	59,392.12	9.950	519.96	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

4700235317	62,400.00	62,270.59	10.550	573.14	0.500	0.075	0	N/A	1

4700237317	242,250.00	242,250.00	8.350	1,685.66	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700242913	272,800.00	272,799.98	7.690	1,748.20	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700243913	497,250.00	497,002.63	7.290	3,102.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700244678	109,400.00	109,326.58	11.300	1,066.72	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700245317	120,000.00	119,627.54	8.450	918.45	0.500	0.075	0	N/A	2

4700246619	58,500.00	58,463.64	11.650	586.03	0.500	0.075	0	N/A	2

4700247317	80,000.00	79,813.80	9.950	699.11	0.500	0.075	0	N/A	1

4700252317	211,500.00	211,500.00	7.990	1,408.24	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700253317	90,000.00	89,902.10	8.990	693.54	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

4700255317	135,000.00	134,559.17	8.200	1,009.47	0.500	0.075	0	N/A	2

4700256278	520,000.00	520,000.00	8.750	3,791.67	0.500	0.075	0	N/A	2

4700257317	202,500.00	202,500.00	7.990	1,348.31	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700265317	130,000.00	129,604.65	8.550	1,004.20	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700268317	212,500.00	212,204.60	8.150	1,501.51	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700277112	74,600.00	74,437.35	11.750	753.02	0.500	0.075	0	N/A	2

4700282317	171,000.00	170,999.99	8.290	1,181.33	0.500	0.075	0	N/A	1

4700291317	300,800.00	300,472.89	8.990	2,317.94	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700292678	85,000.00	84,944.20	11.400	835.27	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700296317	153,000.00	152,539.44	8.600	1,187.30	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700301317	140,000.00	139,499.52	7.750	1,002.98	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4700303317	50,000.00	47,918.29	7.990	366.54	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

4700303913	172,000.00	171,908.54	9.650	1,413.41	0.500	0.075	0	N/A	2

4700307112	45,200.00	45,083.97	11.000	430.46	0.500	0.075	0	N/A	2

4700307426	136,000.00	135,797.49	7.500	950.94	0.500	0.075	0	N/A	2

4700309317	70,975.00	70,766.96	8.750	558.37	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700314678	25,400.00	25,383.32	11.400	249.60	0.500	0.075	0	N/A	2

4700314772	68,550.00	68,374.11	11.000	652.82	0.500	0.075	0	N/A	2

4700317317	272,000.00	271,129.61	8.300	2,053.02	0.500	0.075	0	N/A	2

4700322317	129,520.00	129,520.00	7.950	858.07	0.500	0.075	0	N/A	1

4700323426	88,400.00	88,369.91	7.400	575.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700332317	101,400.00	101,162.09	9.800	874.91	0.500	0.075	0	N/A	2

4700334317	200,000.00	200,000.00	7.300	1,216.67	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700339317	80,100.00	79,939.72	10.550	735.71	0.500	0.075	0	N/A	1

4700346317	97,325.00	97,213.05	8.800	735.78	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700354317	322,200.00	321,360.44	9.300	2,662.35	0.500	0.075	0	N/A	1

4700358317	188,700.00	188,700.00	7.950	1,250.14	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700363278	87,000.00	86,922.53	9.990	762.85	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700368317	169,150.00	168,680.04	8.990	1,359.81	0.500	0.075	0	N/A	2

4700381678	90,800.00	90,731.31	10.750	847.61	0.500	0.075	0	N/A	2

4700385678	37,419.00	37,394.96	11.500	370.56	0.500	0.075	0	N/A	2

4700388426	128,010.00	127,910.13	7.250	873.26	0.500	0.075	0	N/A	1

4700389278	290,500.00	290,170.68	7.050	1,815.82	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700391317	142,200.00	141,898.97	10.300	1,279.55	0.500	0.075	0	N/A	1

4700394278	62,800.00	62,757.86	11.300	612.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700394317	267,750.00	267,623.37	8.700	1,941.19	0.500	0.075	0	N/A	2

4700398317	153,000.00	152,574.92	8.990	1,229.98	0.500	0.075	0	N/A	1

4700405317	94,500.00	94,302.69	10.350	853.85	0.500	0.075	0	N/A	1

4700407317	293,250.00	292,589.01	9.990	2,571.32	0.500	0.075	0	N/A	1

4700409317	140,250.00	139,836.36	8.700	1,098.35	0.500	0.075	0	N/A	1

4700420317	242,000.00	241,376.62	9.400	2,017.24	0.500	0.075	0	N/A	1

4700421317	70,000.00	69,812.54	9.650	596.28	0.500	0.075	36	The prepayment charge will equal Five Percent(5%) of the total unpaid balance at the time of the prepayment	1

4700442913	640,000.00	640,000.00	6.750	3,600.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700444317	92,000.00	91,871.79	7.350	595.26	0.500	0.075	36	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	2

4700447317	143,000.00	142,866.37	9.500	1,158.39	0.500	0.075	0	N/A	1

4700453317	288,915.00	288,915.00	7.650	1,841.84	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700455317	458,000.00	457,501.91	8.990	3,529.32	0.500	0.075	0	N/A	1

4700456317	123,165.00	123,038.06	8.400	893.56	0.500	0.075	0	N/A	1

4700457426	640,080.00	640,080.00	7.750	4,133.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700460913	126,000.00	125,919.07	11.500	1,247.77	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700463278	386,000.00	385,836.89	9.050	2,992.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700467317	76,475.00	76,142.80	11.000	728.29	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700467436	424,000.00	423,700.74	7.750	3,037.59	0.500	0.075	0	N/A	2

4700468436	106,000.00	105,942.10	9.000	852.90	0.500	0.075	0	N/A	2

4700479317	66,720.00	66,597.12	10.950	632.88	0.500	0.075	36	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

4700482317	206,550.00	206,550.00	7.750	1,333.97	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700483436	42,000.00	41,977.05	9.000	337.95	0.500	0.075	0	N/A	2

4700489112	70,000.00	69,864.17	11.750	706.59	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700492278	77,000.00	76,941.74	10.750	718.79	0.500	0.075	0	N/A	2

4700493317	170,000.00	170,000.00	7.950	1,126.25	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700499278	52,000.00	51,951.26	9.750	446.77	0.500	0.075	0	N/A	2

4700507317	221,000.00	221,000.00	8.550	1,574.63	0.500	0.075	0	N/A	1

4700508426	119,500.00	119,407.70	7.300	819.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700508772	132,600.00	132,154.10	9.000	1,066.93	0.500	0.075	0	N/A	2

4700514317	98,400.00	98,154.09	9.500	827.41	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700519317	324,000.00	323,004.60	8.500	2,491.28	0.500	0.075	0	N/A	2

4700528317	140,250.00	139,772.17	7.990	1,028.13	0.500	0.075	0	N/A	1

4700533317	272,000.00	271,989.30	8.800	1,994.67	0.500	0.075	0	N/A	2

4700534112	112,200.00	111,844.15	9.250	923.05	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700535317	90,044.00	89,768.19	7.390	622.84	0.500	0.075	24	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	1

4700536317	129,375.00	129,051.72	9.500	1,087.86	0.500	0.075	0	N/A	2

4700542772	75,000.00	74,844.46	11.250	728.45	0.500	0.075	0	N/A	2

4700554772	127,500.00	127,127.79	8.750	1,003.05	0.500	0.075	0	N/A	1

4700559772	157,500.00	156,917.26	8.500	1,211.04	0.500	0.075	0	N/A	1

4700567112	82,400.00	82,221.79	7.250	527.09	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700567772	155,550.00	154,990.67	8.650	1,212.62	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700571317	101,150.00	101,006.55	7.300	650.74	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700572913	56,000.00	55,959.49	11.400	550.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700603112	109,000.00	108,548.02	7.990	799.05	0.500	0.075	0	N/A	2

4700607112	120,600.00	120,376.79	7.800	820.50	0.500	0.075	0	N/A	2

4700609112	293,400.00	293,057.57	8.750	2,206.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700634772	200,000.00	199,741.40	8.400	1,451.00	0.500	0.075	12	The prepayment charge will equal TWO PERCENT(2%) of the BALANCE DUE on the date of prepayment	2

4700640112	65,000.00	64,778.99	8.000	476.95	0.500	0.075	0	N/A	2

4700642112	99,000.00	98,676.40	8.250	743.76	0.500	0.075	0	N/A	2

4700647317	500,000.00	498,725.17	9.150	4,077.20	0.500	0.075	0	N/A	1

4700651772	105,000.00	104,775.79	10.350	948.73	0.500	0.075	0	N/A	1

4700654112	130,000.00	129,519.01	8.500	999.59	0.500	0.075	0	N/A	2

4700658772	148,000.00	147,827.14	8.750	1,113.22	0.500	0.075	0	N/A	1

4700660562	164,900.00	164,377.04	9.250	1,356.60	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4700661772	263,500.00	262,618.20	8.990	2,118.29	0.500	0.075	0	N/A	1

4700662317	166,800.00	166,346.89	7.990	1,222.76	0.500	0.075	0	N/A	1

4700663772	287,300.00	286,380.66	8.300	2,168.50	0.500	0.075	0	N/A	1

4700664772	272,000.00	271,151.93	7.300	1,864.76	0.500	0.075	0	N/A	1

4700668317	158,100.00	157,928.06	8.990	1,218.31	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700678772	220,000.00	219,078.77	6.950	1,456.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700683772	210,000.00	209,241.73	7.700	1,497.22	0.500	0.075	0	N/A	2

4700684112	68,800.00	68,651.01	11.050	657.80	0.500	0.075	0	N/A	1

4700684317	80,000.00	79,711.14	7.700	570.37	0.500	0.075	36	The PREPAYMENT CHARGE will equal TWO PERCENT(2%) of any amount prepaid within 60 days of the date of the prepayment in full after deducting all refunds and rebates as of the date of the prepayment	2

4700696772	309,000.00	307,949.40	8.000	2,267.34	0.500	0.075	0	N/A	1

4700700426	453,081.60	453,081.60	7.500	2,831.76	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700706112	355,500.00	355,500.00	8.500	2,518.13	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700706913	548,000.00	547,905.35	8.990	4,152.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700712772	103,700.00	103,397.30	8.750	815.81	0.500	0.075	0	N/A	1

4700715112	160,565.00	160,299.94	7.550	1,062.57	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700715772	263,500.00	262,480.01	7.350	1,815.45	0.500	0.075	0	N/A	2

4700716772	46,500.00	46,420.00	11.250	451.64	0.500	0.075	0	N/A	2

4700718317	92,000.00	91,906.55	8.450	670.95	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

4700722317	234,600.00	233,800.74	7.990	1,719.78	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700724112	360,000.00	358,772.31	8.900	2,870.78	0.500	0.075	0	N/A	1

4700724913	444,000.00	444,000.00	8.750	3,237.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700727112	240,000.00	238,716.08	9.500	1,944.15	0.500	0.075	0	N/A	1

4700729562	116,450.00	116,187.51	9.990	1,021.08	0.500	0.075	12	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4700737317	332,500.00	331,588.79	7.950	2,428.19	0.500	0.075	0	N/A	1

4700740112	162,775.00	162,585.01	8.750	1,224.35	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4700740317	196,000.00	195,662.41	7.400	1,275.36	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700741317	140,000.00	139,684.15	8.900	1,116.42	0.500	0.075	0	N/A	1

4700746317	173,600.00	173,079.78	7.500	1,213.84	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700746772	157,500.00	157,006.13	8.400	1,199.90	0.500	0.075	0	N/A	1

4700747112	307,500.00	307,048.84	8.150	2,172.78	0.500	0.075	0	N/A	1

4700755772	83,725.00	83,598.11	7.850	572.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700768913	90,800.00	90,733.52	10.900	857.86	0.500	0.075	0	N/A	2

4700770562	109,650.00	109,447.02	7.800	746.01	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4700771772	184,000.00	183,405.17	8.250	1,382.34	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700772317	110,400.00	110,400.00	8.350	768.20	0.500	0.075	0	N/A	1

4700772562	19,350.00	19,307.61	11.000	184.28	0.500	0.075	0	N/A	1

4700774913	265,000.00	264,671.11	8.400	2,018.87	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4700780112	50,000.00	49,605.48	8.700	440.27	0.500	0.075	0	N/A	2

4700783772	299,200.00	299,200.00	7.950	1,982.20	0.500	0.075	12	The prepayment charge will equal TWO PERCENT(2%) of the BALANCE DUE on the date of prepayment	1

4700785913	337,678.00	337,344.49	9.500	2,839.38	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700788317	308,000.00	307,635.19	8.700	2,304.91	0.500	0.075	0	N/A	1

4700789317	213,600.00	212,963.59	8.650	1,665.16	0.500	0.075	0	N/A	2

4700789913	56,580.00	56,542.84	11.400	556.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700796772	265,000.00	264,176.90	8.450	2,028.24	0.500	0.075	0	N/A	1

4700799112	89,600.00	89,423.46	9.550	756.68	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

4700800112	127,500.00	127,314.38	7.990	885.57	0.500	0.075	0	N/A	2

4700802112	122,150.00	121,801.79	7.750	875.10	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700803562	603,500.00	603,500.00	8.100	4,073.63	0.500	0.075	0	N/A	2

4700804112	90,000.00	89,661.79	7.500	629.30	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	2

4700804562	106,500.00	106,266.84	11.000	1,014.23	0.500	0.075	0	N/A	2

4700810562	115,200.00	114,941.97	6.990	715.06	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4700812317	208,250.00	208,053.36	8.700	1,558.44	0.500	0.075	0	N/A	1

4700825112	179,350.00	178,648.69	7.650	1,272.52	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700831112	250,000.00	249,083.68	7.625	1,769.49	0.500	0.075	30	The amount charged will equal one(1%) of the amount prepaid	1

4700834317	87,241.00	87,064.59	10.500	798.03	0.500	0.075	0	N/A	2

4700841772	166,515.00	165,947.71	7.990	1,220.67	0.500	0.075	0	N/A	2

4700845317	276,000.00	274,418.65	8.950	2,210.84	0.500	0.075	0	N/A	2

4700848112	741,000.00	738,416.12	7.875	5,372.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700850112	190,000.00	189,525.05	8.400	1,447.50	0.500	0.075	0	N/A	2

4700853112	280,000.00	279,605.09	8.100	1,967.92	0.500	0.075	0	N/A	2

4700856772	147,900.00	147,465.53	7.600	1,044.29	0.500	0.075	0	N/A	1

4700860317	396,000.00	395,700.69	9.450	3,192.45	0.500	0.075	0	N/A	1

4700861112	77,000.00	76,737.64	7.990	564.47	0.500	0.075	0	N/A	1

4700875317	357,000.00	357,000.00	8.200	2,439.50	0.500	0.075	0	N/A	1

4700878913	107,000.00	106,897.61	9.650	911.45	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700880772	95,200.00	94,895.35	8.300	718.56	0.500	0.075	0	N/A	2

4700884278	54,400.00	54,382.33	11.500	538.72	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700889317	211,000.00	210,552.72	9.200	1,728.21	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4700893317	142,200.00	142,143.63	8.000	948.00	0.500	0.075	0	N/A	1

4700896112	157,500.00	156,922.28	8.650	1,227.83	0.500	0.075	30	The amount charged will equal one(1%) of the amount prepaid	1

4700900317	148,000.00	147,999.33	8.500	1,048.34	0.500	0.075	0	N/A	1

4700900772	306,000.00	304,767.90	7.150	2,066.75	0.500	0.075	0	N/A	1

4700901772	400,000.00	398,883.73	7.890	2,904.45	0.500	0.075	0	N/A	1

4700907317	194,250.00	193,637.78	8.375	1,476.45	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700909562	242,165.00	242,165.00	8.700	1,755.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700910772	185,000.00	184,413.96	8.350	1,402.88	0.500	0.075	0	N/A	1

4700922772	280,500.00	279,832.58	8.650	2,186.70	0.500	0.075	0	N/A	2

4700922913	57,000.00	56,962.56	11.400	560.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700923772	49,500.00	49,431.28	11.250	480.78	0.500	0.075	0	N/A	2

4700924772	410,400.00	408,873.15	7.550	2,883.65	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700929112	416,500.00	416,500.00	7.850	2,724.60	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	2

4700933317	242,250.00	241,606.39	8.100	1,794.47	0.500	0.075	0	N/A	2

4700938772	136,500.00	136,500.00	8.000	910.00	0.500	0.075	0	N/A	2

4700943317	158,400.00	158,097.60	9.700	1,355.09	0.500	0.075	0	N/A	1

4700945913	117,000.00	116,906.59	10.500	1,070.25	0.500	0.075	0	N/A	2

4700946317	206,100.00	205,689.62	9.500	1,733.01	0.500	0.075	0	N/A	1

4700946913	108,000.00	107,916.51	10.650	1,000.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700954317	161,000.00	160,493.03	7.250	1,098.31	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	2

4700971317	352,750.00	352,000.68	9.190	2,886.67	0.500	0.075	0	N/A	1

4700971562	27,000.00	26,946.96	11.500	267.38	0.500	0.075	0	N/A	2

4700972317	214,000.00	213,793.97	9.400	1,716.90	0.500	0.075	18	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4700977913	520,000.00	519,910.18	8.990	3,940.41	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4700988772	276,250.00	275,418.42	8.600	2,143.74	0.500	0.075	0	N/A	2

4701001317	284,000.00	283,386.15	9.650	2,419.17	0.500	0.075	0	N/A	1

4701007317	33,000.00	32,957.19	11.500	326.80	0.500	0.075	0	N/A	1

4701018562	64,800.00	64,657.27	10.100	573.47	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701022772	191,165.00	190,610.34	8.200	1,429.45	0.500	0.075	12	The prepayment charge will equal TWO PERCENT(2%) of the BALANCE DUE on the date of prepayment	1

4701036772	113,000.00	112,693.04	7.990	828.37	0.500	0.075	0	N/A	2

4701059317	116,000.00	116,000.00	8.450	816.83	0.500	0.075	0	N/A	1

4701078562	225,000.00	224,638.95	7.650	1,505.67	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701083772	234,000.00	233,829.98	8.600	1,733.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701084317	185,000.00	182,905.27	8.350	1,805.54	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4701088772	197,750.00	197,429.25	10.900	1,868.30	0.500	0.075	0	N/A	1

4701093426	188,500.00	188,342.41	6.900	1,241.47	0.500	0.075	36	The PREPAYMENT CHARGE will equal two percent(2%) of the unpaid balance	2

4701100112	200,000.00	199,767.23	7.990	1,389.13	0.500	0.075	24	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4701101562	276,250.00	276,250.00	7.750	1,784.12	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701102562	100,800.00	100,357.40	7.650	715.20	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701104772	150,000.00	149,856.45	9.650	1,277.74	0.500	0.075	0	N/A	2

4701111562	122,000.00	121,568.18	7.800	878.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701116112	100,000.00	99,861.52	11.200	967.47	0.500	0.075	0	N/A	1

4701121562	105,825.00	105,637.48	7.300	680.82	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701134317	160,800.00	160,343.87	7.775	1,154.78	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4701147562	99,000.00	98,634.92	7.600	699.02	0.500	0.075	6	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701152112	205,000.00	204,648.31	8.815	1,622.27	0.500	0.075	36	The prepayment charge will equal TWO PERCENT (2%) of the amount prepaid. No prepayment charge will be assessed if a full prepayment results from the sale of the property securing the loan	1

4701154317	155,550.00	155,550.00	8.250	1,069.41	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4701176772	150,450.00	150,014.42	8.250	1,130.29	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701179562	140,000.00	139,454.87	7.500	978.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701185562	175,500.00	174,987.72	8.750	1,380.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701188562	163,200.00	162,569.02	7.360	1,125.52	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701188772	101,798.00	101,691.61	11.150	981.01	0.500	0.075	0	N/A	2

4701201562	303,800.00	303,800.00	8.250	2,088.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701213562	167,200.00	166,693.96	7.450	1,163.37	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701220562	120,000.00	119,638.00	8.590	930.37	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701260562	115,000.00	114,664.29	8.750	904.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701270772	385,000.00	384,402.87	9.300	3,181.26	0.500	0.075	0	N/A	1

4701273562	66,600.00	66,549.43	10.190	575.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701277112	123,000.00	122,914.70	11.150	1,185.33	0.500	0.075	0	N/A	2

4701282562	127,500.00	127,500.00	8.550	908.44	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701289562	125,000.00	124,530.63	7.700	891.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701307562	114,500.00	114,318.89	7.700	770.47	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701310562	115,200.00	114,158.34	6.999	766.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701312562	67,500.00	67,233.38	7.300	462.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701317562	163,100.00	162,564.70	8.175	1,216.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701320562	259,250.00	258,434.33	8.990	2,084.12	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701327562	50,000.00	49,776.02	7.550	351.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701343562	92,000.00	91,747.84	9.150	750.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701350772	500,000.00	499,422.55	8.750	3,933.51	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701351562	348,000.00	346,883.44	8.850	2,762.61	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701352562	200,000.00	199,333.56	8.100	1,481.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701356562	50,000.00	49,885.12	9.900	435.10	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701370562	131,750.00	131,750.00	7.500	823.44	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701372426	365,000.00	364,781.15	8.550	2,819.48	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701378562	184,000.00	183,380.66	8.050	1,356.55	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701386562	280,000.00	279,549.44	7.640	1,871.64	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701396562	444,550.00	441,985.89	7.375	3,070.40	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701407562	167,760.00	167,257.90	8.850	1,331.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701409562	167,200.00	167,200.00	7.600	1,058.94	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701413562	690,000.00	690,000.00	7.450	4,283.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701416317	117,000.00	116,881.06	8.990	901.60	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4701418562	100,000.00	99,883.25	8.750	752.18	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701422562	150,400.00	149,491.72	7.700	1,072.30	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701425426	418,642.85	418,471.80	6.750	2,525.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701426317	162,000.00	161,729.73	8.950	1,297.67	0.500	0.075	0	N/A	1

4701445562	558,000.00	556,099.01	7.990	4,090.52	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701449562	100,300.00	100,014.04	7.750	718.57	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701456772	78,750.00	78,685.76	10.400	714.48	0.500	0.075	0	N/A	2

4701464562	175,000.00	174,794.52	7.950	1,210.24	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701468562	136,800.00	136,800.00	9.250	1,054.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701473562	242,250.00	242,250.00	7.750	1,564.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701480562	143,000.00	142,462.68	7.500	999.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701481562	221,000.00	220,679.22	8.000	1,536.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701483562	216,750.00	216,477.77	8.500	1,588.99	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701489562	76,800.00	76,539.94	8.850	609.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701491562	164,050.00	163,811.88	8.000	1,140.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701496562	195,200.00	194,624.31	8.700	1,528.68	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701505562	155,000.00	154,440.32	7.700	1,105.09	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701513562	131,250.00	130,794.66	7.900	953.94	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701518562	242,148.00	241,898.26	9.250	1,914.57	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701531562	200,250.00	199,567.77	7.990	1,467.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701535317	242,250.00	242,044.50	8.500	1,775.93	0.500	0.075	0	N/A	1

4701537562	288,000.00	288,000.00	9.250	2,220.00	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701548562	238,800.00	238,095.76	8.700	1,870.12	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701552317	174,250.00	174,136.69	9.950	1,472.80	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	2

4701554562	156,400.00	156,138.07	7.500	1,029.23	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701566562	179,500.00	179,264.49	8.350	1,295.47	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701576562	116,000.00	115,537.48	7.200	787.40	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701588317	168,000.00	167,470.99	7.250	1,146.06	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4701614562	180,000.00	179,490.56	8.900	1,435.39	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701621317	179,850.00	179,709.94	9.350	1,435.94	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4701628562	115,515.00	115,337.40	7.800	785.91	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701670317	51,000.00	50,915.79	9.000	410.36	0.500	0.075	0	N/A	1

4701672426	309,250.00	309,023.01	7.850	2,236.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701700562	148,400.00	147,655.92	7.900	1,078.58	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701702317	106,200.00	106,035.26	9.300	877.54	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4701721317	144,000.00	144,000.00	7.300	876.00	0.500	0.075	36	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4701723562	216,000.00	215,774.10	8.350	1,558.89	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4701724317	36,000.00	35,936.18	10.235	322.20	0.500	0.075	0	N/A	1

4701741317	51,200.00	51,176.93	11.150	481.42	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	1

4701745562	333,000.00	331,942.53	7.300	2,282.96	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701747562	37,000.00	36,944.72	11.500	366.41	0.500	0.075	0	N/A	2

4701768562	110,600.00	110,600.00	7.750	714.29	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701810562	262,000.00	261,789.75	9.250	2,071.54	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701870562	656,000.00	656,000.00	7.700	4,209.34	0.500	0.075	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

4701896317	231,200.00	230,604.18	8.250	1,736.93	0.500	0.075	0	N/A	1

4701932562	217,600.00	216,998.10	7.900	1,581.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701959562	220,340.00	220,178.36	9.550	1,793.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4701976562	199,920.00	199,713.82	8.400	1,450.42	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701977562	37,485.00	37,328.69	10.900	354.15	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4701994562	220,500.00	220,034.78	7.800	1,587.32	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4702008562	121,500.00	121,257.55	9.490	1,020.76	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4702040562	148,750.00	148,557.18	10.150	1,321.91	0.500	0.075	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

4702191562	136,000.00	135,906.84	8.800	1,028.16	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

4702219317	81,144.50	80,992.91	8.400	618.19	0.500	0.075	36	The amount charged will equal one(1%) of the amount prepaid	2

4702220317	199,500.00	199,341.76	8.300	1,432.26	0.500	0.075	0	N/A	2

4702252562	365,000.00	364,647.01	9.600	3,095.79	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4702273317	158,000.00	157,905.28	9.250	1,249.25	0.500	0.075	0	N/A	1

4702320317	47,450.00	47,408.18	10.039	417.78	0.500	0.075	0	N/A	2

4702323562	268,200.00	267,937.88	9.550	2,264.97	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4702325562	150,000.00	149,901.51	11.400	1,474.01	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

4702389317	138,320.00	138,084.43	8.850	1,098.06	0.500	0.075	0	N/A	1

4702585317	30,750.00	30,722.91	10.039	270.74	0.500	0.075	0	N/A	2

4702596317	236,580.00	236,070.71	7.750	1,694.89	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

4702604317	285,000.00	284,866.44	8.700	2,132.79	0.500	0.075	0	N/A	2

4702674317	115,000.00	114,873.63	8.990	924.49	0.500	0.075	0	N/A	1

4702684317	350,000.00	349,790.18	9.250	2,767.32	0.500	0.075	0	N/A	2

4702747317	76,500.00	76,426.78	9.650	651.65	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

4702749317	85,000.00	84,939.76	11.050	812.69	0.500	0.075	0	N/A	2

4702786317	200,000.00	199,722.42	7.850	1,446.67	0.500	0.075	0	N/A	2

4702807317	63,600.00	63,543.93	10.039	559.97	0.500	0.075	0	N/A	2

4703044317	208,000.00	207,902.53	8.700	1,556.56	0.500	0.075	24	The amount of the charge will equal TWO PERCENT(2%) of the unpaid principal balance or 60 days interest of the unpaid balance at the interest rate in effect at the time of prepayment	1

8080502179	126,000.00	125,845.31	9.250	971.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8080708179	85,000.00	81,908.41	6.100	515.10	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8080839179	112,800.00	108,375.66	7.100	758.06	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8081456179	85,150.00	82,318.26	6.750	552.29	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8081801179	89,600.00	89,600.00	7.450	556.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8082117179	145,600.00	145,412.02	5.800	703.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8082359179	221,850.00	221,768.55	7.300	1,349.59	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8082422179	159,200.00	159,020.80	5.250	696.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8088820179	41,016.00	40,894.66	11.550	407.75	0.500	0.075	0	N/A	2

8088932179	29,922.00	29,832.51	11.500	296.32	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089086179	195,657.00	195,657.00	8.150	1,328.84	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089287179	176,230.00	176,230.00	7.950	1,167.52	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089337179	195,275.00	194,541.22	7.500	1,365.40	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089393179	185,371.00	184,846.35	8.900	1,478.22	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089394179	161,692.00	161,692.00	7.950	1,071.21	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089414179	277,000.00	276,639.24	8.375	2,004.38	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089419179	144,849.00	144,848.68	7.550	911.34	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089423179	156,360.00	156,360.00	8.500	1,107.55	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089442179	155,273.00	155,273.00	7.950	1,028.68	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089447179	102,085.00	102,085.00	7.800	663.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089449179	314,500.00	313,364.43	7.700	2,242.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089453179	90,000.00	89,720.64	8.450	688.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089458179	294,500.00	294,143.14	8.800	2,226.42	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089462179	161,415.00	161,415.00	7.950	1,069.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089479179	80,000.00	79,754.18	8.500	615.14	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089486179	200,000.00	199,683.95	7.900	1,375.64	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089488179	37,418.00	37,340.39	11.250	363.43	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089492179	75,000.00	74,830.40	10.850	705.76	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089498179	600,950.00	600,950.00	7.050	3,530.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089500179	208,250.00	208,250.00	8.100	1,405.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089506179	240,350.00	240,325.75	8.100	1,622.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089517179	227,800.00	227,434.50	7.650	1,524.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089531179	208,000.00	208,000.00	8.250	1,430.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089534179	166,500.00	165,898.73	7.700	1,187.08	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089536179	195,000.00	194,765.62	8.650	1,451.83	0.500	0.075	0	N/A	1

8089547179	261,000.00	260,019.00	7.500	1,824.96	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089549179	79,050.00	79,050.00	7.650	503.94	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089552179	185,000.00	185,000.00	7.450	1,148.54	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089556179	218,025.00	217,684.98	7.750	1,475.21	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089561179	216,750.00	216,748.88	7.575	1,368.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089565179	217,276.00	217,276.00	8.650	1,566.20	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089567179	150,300.00	150,163.69	9.600	1,229.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089569179	212,500.00	212,500.00	7.350	1,301.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089573179	165,000.00	164,783.87	8.500	1,209.61	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089576179	185,150.00	185,116.72	7.350	1,134.04	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089577179	394,200.00	394,200.00	7.450	2,447.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089579179	261,500.00	261,183.69	7.750	1,688.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089588179	195,500.00	195,500.00	7.450	1,213.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089591179	189,463.00	189,462.44	7.700	1,215.72	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089593179	219,960.00	219,960.00	7.350	1,347.26	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089595179	276,250.00	276,250.00	8.200	1,887.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089598179	360,000.00	358,578.73	7.250	2,455.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089601179	186,750.00	186,750.00	8.950	1,392.84	0.500	0.075	0	N/A	1

8089602179	281,234.00	281,231.81	8.650	2,027.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089613179	154,625.00	154,029.43	7.375	1,067.96	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089621179	197,100.00	196,249.24	8.200	1,473.83	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089624179	310,000.00	308,818.64	8.350	2,157.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089626179	146,200.00	145,750.80	8.500	1,124.16	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089627179	167,450.00	167,450.00	7.700	1,074.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089629179	193,272.00	193,272.00	7.450	1,199.90	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089640179	161,500.00	161,500.00	8.250	1,110.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089645179	157,500.00	157,346.89	8.600	1,166.62	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089650179	135,224.00	135,224.00	7.750	873.32	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089653179	199,750.00	199,750.00	7.700	1,281.73	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8089666179	198,050.00	197,753.94	7.100	1,245.16	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089678179	187,000.00	186,466.90	7.750	1,339.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089683179	242,250.00	242,250.00	7.125	1,438.36	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089685179	318,750.00	318,750.00	7.400	1,965.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089686179	207,000.00	205,962.71	8.550	1,525.39	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089709179	187,200.00	187,199.91	9.850	1,536.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089742179	44,542.00	44,482.92	11.400	437.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089749179	126,400.00	126,005.87	7.300	866.57	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089750179	31,600.00	31,540.28	9.750	271.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089753179	208,905.00	208,905.00	7.650	1,331.77	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8089782179	76,167.00	76,097.21	11.750	768.84	0.500	0.075	0	N/A	2

8684077444	21,000.00	20,925.71	11.700	211.18	0.500	0.075	0	N/A	2

8684252444	15,000.00	14,952.50	11.750	151.42	0.500	0.075	0	N/A	2

8684587444	19,500.00	19,438.30	11.750	196.84	0.500	0.075	0	N/A	2

8685436444	212,000.00	211,679.40	8.500	1,554.16	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685471444	125,910.00	125,647.07	10.350	1,137.66	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685568444	87,200.00	86,918.10	8.250	655.11	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685603444	239,400.00	239,136.57	8.950	1,837.43	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8685620444	101,500.00	101,371.28	9.100	790.76	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685625444	115,200.00	114,870.87	9.750	989.75	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685633444	93,500.00	93,360.28	7.900	643.12	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685644444	94,000.00	93,724.24	9.500	790.41	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685661444	51,000.00	50,854.30	9.750	438.17	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685664444	101,250.00	100,417.54	10.625	1,019.38	0.500	0.075	12	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685677444	174,250.00	173,993.40	7.950	1,205.05	0.500	0.075	0	N/A	1

8685690444	57,800.00	57,655.31	10.450	526.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685706444	60,350.00	60,301.30	9.990	511.99	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685718444	172,500.00	171,761.30	7.850	1,247.76	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685732444	228,273.00	227,290.55	7.750	1,635.38	0.500	0.075	0	N/A	2

8685744444	52,500.00	52,357.42	9.100	426.21	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685745444	76,925.00	76,648.87	8.650	599.69	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685765444	172,000.00	171,427.71	8.150	1,280.11	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685771444	276,250.00	275,371.46	8.990	2,220.79	0.500	0.075	0	N/A	2

8685777444	90,100.00	89,823.02	9.400	751.05	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685796444	107,250.00	106,806.52	7.950	783.23	0.500	0.075	0	N/A	2

8685799444	79,050.00	79,050.00	7.130	469.69	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685812444	121,860.00	121,585.89	10.000	1,069.41	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685814444	77,600.00	77,299.59	7.350	534.65	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685819444	76,075.00	75,793.02	7.625	538.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685822444	135,000.00	134,517.38	7.750	967.16	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685826444	54,900.00	54,794.74	10.750	512.49	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685827444	131,750.00	131,558.19	7.990	915.09	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685830444	62,385.00	62,226.29	10.300	561.36	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685870444	240,000.00	239,089.21	7.450	1,669.91	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685873444	723,900.00	722,599.23	7.250	4,630.59	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685879444	95,000.00	94,774.34	8.650	740.60	0.500	0.075	0	N/A	1

8685882444	94,500.00	94,236.90	8.990	759.69	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685884444	169,200.00	168,545.03	7.350	1,165.75	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685886444	74,700.00	74,486.38	8.850	593.01	0.500	0.075	0	N/A	1

8685899444	84,000.00	83,474.16	7.650	596.00	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685906444	61,200.00	61,039.37	9.300	505.70	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685925444	126,900.00	126,604.72	8.750	998.33	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685931444	67,500.00	67,361.30	9.350	560.21	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685936444	101,250.00	100,938.29	8.490	777.81	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685937444	88,000.00	87,652.57	7.250	600.32	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685949444	68,000.00	67,857.42	10.350	614.41	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8685954444	109,650.00	109,276.44	7.990	803.81	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685955444	62,250.00	62,058.75	8.500	478.65	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8685961444	223,800.00	223,251.89	8.500	1,720.83	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8685981444	93,500.00	93,138.09	7.350	644.19	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8685985444	108,000.00	107,617.72	7.800	777.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8685989444	68,000.00	67,833.12	8.490	522.38	0.500	0.075	0	N/A	1

8685998444	67,500.00	67,358.38	9.250	555.31	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686006444	78,000.00	77,766.26	7.500	545.39	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686010444	104,850.00	104,551.52	8.990	842.90	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686013444	88,400.00	88,057.79	7.350	609.06	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686016444	74,800.00	74,663.62	10.990	711.78	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686026444	86,700.00	86,507.35	10.200	773.70	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686044444	50,400.00	50,367.72	10.000	427.97	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686047444	58,500.00	58,297.59	8.500	449.82	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686061444	58,000.00	57,661.53	9.400	483.47	0.500	0.075	0	N/A	2

8686069444	79,900.00	79,692.49	9.600	677.68	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686074444	133,900.00	133,782.53	8.950	1,027.71	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8686083444	79,900.00	79,900.00	8.500	565.96	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686088444	53,910.00	53,864.76	9.100	420.00	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8686089444	128,350.00	128,192.66	7.800	873.23	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8686101444	153,500.00	153,061.48	7.890	1,114.59	0.500	0.075	0	N/A	2

8686113444	84,600.00	84,370.05	9.100	686.81	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686117444	216,600.00	216,076.05	8.650	1,688.55	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686125444	78,750.00	78,644.31	11.350	770.86	0.500	0.075	24	The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the loan is prepaid during the second year of the loan term, ONE PERCENT of the unpaid balance if the loan is prepaid during the thrid year of the loan term, as applicable	1

8686128444	51,000.00	50,897.66	10.750	476.08	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686139444	130,500.00	130,333.71	8.450	951.73	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686140444	137,700.00	137,582.57	8.050	962.62	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686150444	75,000.00	74,842.65	9.250	617.01	0.500	0.075	0	N/A	1

8686156444	50,000.00	49,926.89	10.950	474.28	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8686169444	112,500.00	112,168.88	9.400	937.77	0.500	0.075	0	N/A	1

8686177444	103,000.00	102,789.14	7.950	752.20	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686190444	76,500.00	76,347.67	9.500	643.26	0.500	0.075	0	N/A	2

8686193444	270,000.00	269,206.86	7.600	1,906.41	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686217444	56,250.00	56,145.93	9.850	487.42	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	2

8686221444	244,625.00	244,000.92	8.300	1,846.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

8686231444	100,000.00	99,753.05	8.460	766.09	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686234444	227,600.00	227,183.42	8.500	1,750.05	0.500	0.075	0	N/A	1

8686239444	143,000.00	142,763.39	8.990	1,149.59	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686269444	96,000.00	95,755.24	9.500	807.23	0.500	0.075	0	N/A	1

8686271444	75,000.00	74,891.79	7.950	518.68	0.500	0.075	0	N/A	2

8686302444	117,000.00	116,729.64	8.800	924.63	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686307444	84,000.00	83,915.90	8.500	615.80	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686324444	215,000.00	214,645.03	9.000	1,729.94	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686344444	132,220.00	132,130.73	8.850	1,004.66	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686387444	174,000.00	173,786.25	8.450	1,331.75	0.500	0.075	0	N/A	2

8686426444	190,000.00	189,902.76	8.400	1,378.45	0.500	0.075	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

8686429444	127,415.00	127,244.12	9.990	1,117.22	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686456444	127,300.00	127,128.25	7.990	933.20	0.500	0.075	36	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

8686458444	137,700.00	137,433.00	8.775	1,085.75	0.500	0.075	24	The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However if the loan is replaced by a new loan mortgage made by another lender and proceeds from the new loan are used to pay down or reduce the balance of the loans to a smaller amount before a full prepapyment is made, in order to avoid or reduce the prepayment charge the prepayment charge will equal 2% of average daily balance for six months prior to payoff	1

9000111678	147,000.00	146,739.37	7.950	1,016.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9000170678	64,000.00	63,530.60	11.150	616.76	0.500	0.075	0	N/A	2

9080421478	26,400.00	26,313.74	11.600	263.46	0.500	0.075	0	N/A	2

9080719478	37,950.00	37,856.70	11.200	367.16	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9080741378	83,250.00	83,035.03	10.990	792.19	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080852378	823,500.00	822,301.23	7.990	5,719.72	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080903378	413,100.00	412,779.73	7.950	2,736.79	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9080917378	75,000.00	74,817.24	10.500	686.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080952378	270,000.00	269,528.10	8.000	1,877.35	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9080954378	616,500.00	616,399.36	7.750	3,981.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080975378	279,000.00	279,000.00	7.375	1,714.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080988378	501,600.00	501,600.00	7.125	2,978.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9080995378	69,900.00	69,762.67	11.500	692.22	0.500	0.075	0	N/A	2

9081003378	436,000.00	436,000.00	7.500	2,725.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081022378	255,000.00	255,000.00	8.650	1,838.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9081031378	143,000.00	142,498.27	7.875	1,036.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081038378	359,100.00	358,124.79	9.100	2,915.28	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081048378	750,000.00	748,899.22	8.000	5,214.84	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081050378	370,500.00	370,500.00	8.550	2,639.81	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9081059378	263,920.00	263,920.00	7.450	1,638.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081061378	571,500.00	571,500.00	8.425	4,012.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081063378	281,250.00	281,250.00	8.650	2,027.34	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081089378	610,300.00	610,298.58	7.990	4,063.58	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081092378	354,600.00	354,599.96	9.250	2,733.38	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9081097378	432,000.00	432,000.00	7.375	2,655.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081115378	396,000.00	396,000.00	7.990	2,636.70	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9081119378	340,309.00	340,309.00	7.990	2,265.89	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9081127378	234,000.00	233,819.12	9.375	1,872.82	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9082423278	160,000.00	151,254.96	7.125	1,077.95	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9082669278	283,200.00	271,376.64	6.750	1,836.83	0.500	0.075	0	N/A	2

9082740278	350,000.00	333,265.66	6.125	2,126.64	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9083992678	57,500.00	56,690.25	7.800	413.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9084649678	51,500.00	50,340.35	6.800	335.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9086203278	41,540.00	40,202.25	6.600	265.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9087429678	66,500.00	66,329.36	11.000	633.30	0.500	0.075	0	N/A	2

9087516678	106,250.00	106,029.67	7.400	691.37	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9087736678	84,000.00	83,697.80	8.500	645.89	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087748678	342,000.00	341,481.72	7.850	2,339.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087773678	360,000.00	360,000.00	7.750	2,325.00	0.500	0.075	0	N/A	2

9087798678	153,000.00	152,708.61	7.700	1,029.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087812678	122,500.00	122,271.47	11.750	1,236.53	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087856678	216,750.00	216,261.44	9.990	1,900.54	0.500	0.075	0	N/A	1

9087867678	159,300.00	159,025.55	8.050	1,113.62	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087878678	104,000.00	103,859.53	8.250	742.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087897678	409,500.00	408,482.35	9.550	3,458.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087901678	223,000.00	222,506.49	10.950	2,115.27	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087919678	152,000.00	151,785.63	8.100	1,068.30	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087922678	65,000.00	64,676.87	8.300	490.61	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087938678	342,000.00	342,000.00	8.290	2,362.65	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087953678	405,000.00	403,974.98	9.100	3,155.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087954678	229,500.00	229,500.00	7.700	1,472.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9087958678	212,500.00	212,500.00	7.300	1,292.71	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087967678	91,000.00	90,671.38	8.300	686.86	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9087972678	135,150.00	135,150.00	7.900	889.74	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087980678	116,875.00	116,875.00	9.500	925.26	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087981678	229,500.00	229,126.44	7.600	1,527.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087989678	100,300.00	100,300.00	7.900	660.31	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9087993678	445,550.00	445,550.00	7.950	2,951.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088002678	121,080.00	121,080.00	7.500	756.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088013678	226,800.00	226,797.97	8.400	1,587.60	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088029678	60,000.00	59,883.74	10.700	557.84	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088035678	272,000.00	271,682.52	8.750	2,045.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088036678	195,000.00	194,419.01	8.650	1,520.16	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088037678	120,000.00	119,864.87	9.500	972.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088049678	139,600.00	139,188.27	8.700	1,093.26	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088057678	215,135.00	214,725.26	7.375	1,395.91	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088060678	382,500.00	382,500.00	8.200	2,613.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088068678	140,250.00	140,004.97	7.350	907.44	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088076678	225,250.00	224,980.84	8.670	1,680.49	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088084678	123,000.00	122,740.38	7.350	795.83	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088095678	161,500.00	160,909.51	8.000	1,185.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088105678	200,000.00	199,655.49	7.400	1,301.39	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088106678	124,000.00	123,475.64	6.900	816.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088114678	261,868.00	261,459.62	7.750	1,771.86	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088120678	281,350.00	281,350.00	7.750	1,817.05	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088129678	147,400.00	146,974.11	8.800	1,164.87	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088136678	218,700.00	217,870.01	7.450	1,521.71	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088139678	75,000.00	74,769.56	8.500	576.69	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088143678	161,100.00	161,100.00	7.990	1,072.66	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088148678	105,000.00	104,901.86	9.500	850.57	0.500	0.075	24	The amount charged will equal one(1%) of the amount prepaid	1

9088149678	90,000.00	89,693.34	7.990	659.77	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088157678	79,900.00	79,855.38	8.100	561.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088158678	14,100.00	14,087.85	10.150	125.31	0.500	0.075	0	N/A	2

9088159678	150,875.00	150,875.00	7.990	1,004.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088167678	131,000.00	130,771.15	7.350	847.59	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088169678	115,000.00	114,572.17	7.550	808.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088173678	153,000.00	152,781.05	8.050	1,069.58	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088179678	233,750.00	233,314.94	7.350	1,512.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088184678	178,960.00	178,680.51	7.850	1,224.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088191678	276,300.00	275,198.36	7.200	1,875.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088198678	116,450.00	116,450.00	7.700	747.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088210678	184,000.00	183,636.37	7.390	1,195.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088215678	260,000.00	259,996.65	7.650	1,657.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088218678	200,000.00	199,635.51	7.200	1,272.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088219678	198,000.00	197,703.38	7.890	1,360.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088234678	194,038.00	193,599.13	7.990	1,347.72	0.500	0.075	0	N/A	1

9088241678	360,000.00	360,000.00	8.350	2,505.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088251678	170,000.00	169,999.04	8.125	1,151.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088253678	357,000.00	356,480.29	7.990	2,479.59	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088264678	484,500.00	484,500.00	7.600	3,068.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088267678	210,600.00	210,598.39	7.650	1,342.58	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088271678	260,000.00	259,532.80	7.250	1,663.15	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088275678	191,700.00	191,439.53	7.450	1,254.45	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088298678	140,250.00	139,743.59	7.700	999.93	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088302678	182,400.00	182,400.00	7.200	1,094.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088307678	340,000.00	339,998.33	8.500	2,408.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088311678	166,345.00	166,066.48	7.500	1,094.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088325678	133,450.00	132,938.49	7.400	923.99	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088327678	220,500.00	218,727.21	7.990	1,616.42	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088334678	114,000.00	113,673.98	8.850	905.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088336678	168,300.00	168,300.00	7.750	1,086.94	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088339678	152,550.00	152,550.00	7.400	940.73	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088343678	230,850.00	230,564.28	8.550	1,701.14	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088345678	168,000.00	167,273.56	7.875	1,218.12	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088360678	31,492.00	31,461.49	11.500	311.87	0.500	0.075	0	N/A	2

9088364678	246,500.00	246,500.00	7.650	1,571.44	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088370678	334,050.00	334,050.00	7.750	2,157.41	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088381678	88,000.00	87,752.36	7.250	562.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088384678	481,500.00	481,500.00	8.500	3,410.63	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088389678	206,550.00	205,752.80	7.500	1,444.23	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088390678	136,000.00	135,528.19	7.900	988.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088391678	151,650.00	150,932.76	7.250	1,034.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088401678	236,000.00	235,197.59	8.000	1,731.69	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088412678	100,800.00	100,618.75	8.625	748.56	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088416678	900,000.00	899,976.06	7.650	5,737.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088417678	288,000.00	287,151.53	7.799	2,073.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088433678	207,000.00	206,727.33	7.550	1,369.87	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088440678	119,000.00	118,663.16	8.900	948.96	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088454678	152,800.00	152,544.12	7.500	1,005.54	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088465678	342,000.00	341,091.41	8.100	2,533.36	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088476678	218,452.00	218,452.00	7.990	1,454.53	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088486678	186,000.00	185,429.43	7.700	1,326.11	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088514678	158,000.00	157,489.49	7.650	1,121.04	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088518678	290,000.00	289,584.39	7.250	1,855.05	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088519678	90,000.00	89,905.12	8.650	670.08	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088526678	135,000.00	135,000.00	8.700	978.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088530678	424,957.00	424,957.00	7.990	2,829.51	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088537678	232,200.00	232,200.00	8.175	1,581.86	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088551678	199,000.00	198,769.66	8.000	1,383.68	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088573678	136,000.00	136,000.00	8.500	963.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088611678	170,000.00	169,469.94	7.300	1,165.48	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088612678	640,000.00	640,000.00	7.750	4,133.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9088726678	75,000.00	74,766.55	7.500	524.42	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088778678	340,000.00	339,664.59	8.550	2,505.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088803678	164,000.00	163,787.14	7.600	1,091.38	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088828678	255,000.00	254,840.15	9.100	1,986.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9088862678	880,000.00	880,000.00	6.550	4,803.33	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9096751278	449,650.00	449,650.00	7.375	2,763.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9096773278	408,000.00	408,000.00	6.990	2,376.60	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9096810278	392,000.00	392,000.00	7.100	2,319.33	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9098690278	90,000.00	89,745.19	11.750	908.47	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099038278	33,900.00	33,812.79	10.990	322.59	0.500	0.075	0	N/A	2

9099264278	59,900.00	59,835.19	10.990	569.99	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099373278	585,000.00	585,000.00	7.875	3,839.06	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099438278	436,500.00	436,500.00	8.300	3,019.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099479278	418,500.00	418,499.99	7.500	2,615.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099481278	405,000.00	405,000.00	8.750	2,953.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099552278	517,500.00	517,500.00	7.625	3,288.28	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099678278	234,000.00	234,000.00	7.750	1,511.25	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099683278	445,500.00	445,500.00	8.875	3,294.84	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099686278	365,500.00	365,071.25	9.125	2,854.55	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099690278	600,000.00	600,000.00	8.990	4,495.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099697278	585,000.00	584,999.99	7.750	3,778.13	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099703278	408,000.00	407,998.83	7.100	2,414.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099713278	537,200.00	534,968.09	6.990	3,570.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099720278	404,100.00	404,100.00	7.950	2,677.16	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099725278	420,000.00	419,900.00	7.850	2,747.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099727278	414,000.00	414,000.00	8.000	2,760.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099730278	420,750.00	420,292.44	8.990	3,242.27	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099732278	522,000.00	520,038.58	7.500	3,649.91	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099739278	542,900.00	542,038.79	7.690	3,649.13	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099744278	675,750.00	671,547.97	7.750	4,364.22	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099771278	501,500.00	501,500.00	8.375	3,500.05	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099776278	390,000.00	389,997.64	8.500	2,762.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099778278	247,500.00	247,499.99	7.900	1,629.38	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099783278	392,000.00	392,000.00	7.600	2,482.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099786278	328,000.00	328,000.00	8.750	2,391.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099797278	637,500.00	637,500.00	8.000	4,250.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099802278	474,000.00	474,000.00	8.500	3,357.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099804278	513,000.00	512,956.36	7.150	3,056.63	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099808278	415,000.00	414,982.87	7.990	2,763.21	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099820278	405,000.00	403,552.21	7.750	2,901.47	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099825278	463,250.00	463,250.00	8.500	3,281.35	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099828278	328,000.00	327,912.30	7.875	2,152.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099834278	493,000.00	493,000.00	8.250	3,389.38	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099836278	804,950.00	804,950.00	7.875	5,282.48	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099841278	518,500.00	518,488.16	7.850	3,391.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099844278	522,750.00	522,750.00	8.100	3,528.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099849278	630,000.00	630,000.00	9.500	4,987.50	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099852278	280,000.00	280,000.00	7.500	1,750.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099869278	414,000.00	413,840.00	8.000	2,760.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099886278	414,000.00	414,000.00	7.950	2,742.75	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099899278	412,000.00	410,373.46	7.250	2,810.57	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099913278	412,000.00	412,000.00	7.500	2,575.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099944278	275,000.00	274,999.95	8.500	1,947.92	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099949278	408,000.00	408,000.00	7.925	2,694.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9099970278	510,000.00	510,000.00	8.250	3,506.25	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099979278	215,000.00	215,000.00	7.350	1,316.88	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099995278	524,000.00	524,000.00	7.800	3,406.00	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9099997278	367,500.00	367,500.00	8.250	2,526.56	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110015278	594,000.00	594,000.00	7.450	3,687.75	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110031278	702,000.00	700,832.05	7.550	4,645.62	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110041278	436,000.00	436,000.00	7.650	2,779.50	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110054278	559,200.00	558,550.95	7.990	3,883.99	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110086278	278,510.00	278,510.00	7.250	1,682.66	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110347278	324,083.00	324,083.00	6.750	1,822.97	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110367278	260,000.00	260,000.00	7.750	1,679.17	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9110369278	48,750.00	48,665.39	10.150	433.23	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9110402278	425,000.00	425,000.00	8.150	2,886.46	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9110423278	477,000.00	477,000.00	7.990	3,176.03	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110453278	252,000.00	251,747.73	8.500	1,847.40	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9110466278	464,000.00	462,897.21	7.500	2,900.00	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110502278	592,500.00	592,500.00	8.450	4,172.19	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	1

9110526278	84,000.00	83,946.04	11.500	831.85	0.500	0.075	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9110537278	259,900.00	259,548.45	9.950	2,271.22	0.500	0.075	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9780937777	39,450.00	39,309.50	11.200	381.67	0.500	0.075	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the Note at the time prepayment	2

9781170777	40,250.00	40,152.11	11.250	390.94	0.500	0.075	0	N/A	2

SCHEDULE II

BALLOON LOANS

Balloon Mortgage
Loan Number
684356619
699549619
1510255922
1510279922
1510542922
1510724965
1510890922
1511007965
1511128965
1511157922
1511259965
1511266965
1592810913
1594203913
1594804913
1594981913
1595090913
1595354913
1595753913
1596588913
1596631913
1596860913
1597006913
1597012913
1597108913
1597477913
1597710913
1597735913
1598052913
1598328913
1598370913
1598466913
1598488913
1598501913
1598532913
1598556913
1598568913
1610368619
1610436619
1610455619
1610501619
1610588619
1610969619
1611134619

Balloon Mortgage
Loan Number
1611334619
1611692619
1611708619
1611727619
1611808619
1611928619
1611933619
1611962619
1612017619
1612093619
1612099619
1612113619
1612309619
1612352619
1612367619
2420297317
2420892317
2421201317
2421581317
2421713317
2421754317
2422445317
2422900317
2423492317
2423640317
2423704317
2425009317
2425205317
2425309317
2425882317
2425902317
2425940317
2426086317
3089631772
3089761772
3089910772
3486246222
3486315222
4330911436
4356642426
4356807426
4357146426
4357185426
4357270426
4357318426
4357638426
4357647426
4357689426
4357697426

Balloon Mortgage
Loan Number
4357714426
4357769426
4357777426
4357795426
4357834426
4392745426
4395523476
4395801476
4396462426
4396654426
4396867476
4397220476
4397461476
4398011476
4398087476
4398289476
4398322476
4398496476
4398860476
4399124476
4399228476
4399727476
4399999476
4410161476
4410198476
4410270476
4410358476
4410392476
4410456476
4410467476
4410481476
4410526476
4410764476
4410788476
4410918476
4410944476
4411010476
4411087476
4411216476
4411318476
4411327476
4411364476
4411378476
4412160436
4412422436
4412593436
4413342436
4413613436
4413632436

Balloon Mortgage
Loan Number
4413653436
4413765436
4413768436
4414233436
4414303436
4414529436
4415295436
4415326436
4415383436
4415581436
4415584436
4415744436
4415755436
4415771436
4415809436
4415856436
4415876436
4415939436
4416005436
4416061436
4416357436
4416506436
4416521436
4416592436
4416624436
4416726436
4416763436
4416786436
4416796436
4416835436
4417001436
4417044436
4417062436
4417098436
4417102436
4417153436
4417206436
4417208436
4417250436
4417284436
4417293436
4468133426
4479053426
4489813426
4489898426
4490469426
4490525426
4490957426
4491179426

Balloon Mortgage
Loan Number
4491912426
4493092426
4493818426
4494594426
4495273426
4495422426
4700000619
4700010317
4700020922
4700022436
4700022772
4700025678
4700042913
4700066965
4700083436
4700091436
4700102619
4700103772
4700108278
4700114922
4700115922
4700122913
4700127922
4700155317
4700158922
4700195619
4700198436
4700205619
4700219436
4700243913
4700244678
4700246619
4700268317
4700277112
4700291317
4700292678
4700307112
4700314678
4700314772
4700323426
4700346317
4700363278
4700381678
4700385678
4700394278
4700444317
4700447317
4700456317
4700460913

Balloon Mortgage
Loan Number
4700468436
4700483436
4700492278
4700499278
4700542772
4700571317
4700572913
4700634772
4700658772
4700668317
4700706913
4700715112
4700716772
4700727112
4700740112
4700740317
4700747112
4700755772
4700768913
4700772562
4700789913
4700800112
4700804562
4700853112
4700878913
4700884278
4700922913
4700923772
4700945913
4700946913
4700971562
4700977913
4701007317
4701083772
4701121562
4701188772
4701277112
4701307562
4701416317
4701418562
4701425426
4701456772
4701464562
4701481562
4701491562
4701535317
4701554562
4701566562
4701723562

Balloon Mortgage
Loan Number
4701724317
4701741317
4701747562
4701977562
4702273317
4702320317
4702325562
4702585317
4702749317
4702807317
8088820179
8088932179
8089488179
8089492179
8089517179
8089742179
8089750179
8089782179
8684077444
8684252444
8684587444
8685677444
8685827444
8685873444
8686271444
8686307444
9000170678
9080421478
9080719478
9080741378
9080917378
9080995378
9081048378
9087429678
9087748678
9087981678
9088035678
9088037678
9088084678
9088105678
9088157678
9088158678
9088179678
9088210678
9088218678
9088219678
9088253678
9088271678
9088343678

Balloon Mortgage
Loan Number
9088360678
9088381678
9088518678
9088519678
9098690278
9099038278
9099264278
9099686278
9099730278
9099739278
9110369278
9110453278
9110526278
9780937777
9781170777